UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, NW
Washington, D.C. 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2009

Fundamental International Equity Funds
Concentrated International Equity Fund
International Small Cap Fund
Strategic International Equity Fund

Goldman Sachs Fundamental
International Equity Funds

■	GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

■	GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

■	GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Portfolio Review and Results	3
Schedules of Investments	21
Financial Statements	30
Notes to Financial Statements	34
Financial Highlights	46
Other Information	52

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-cap companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. Foreign and emerging market securities may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The Strategic International Equity Fund is expected to invest in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and are subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental
International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas.

■ Fundamental research teams based in the United Kingdom, United States, Japan, China, India and Korea focusing on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Global perspective is informed by local market expertise

■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■ Team of experienced portfolio managers is regionally aligned and has sector expertise

■ Team leverages the research of the approximately 42 regional investment professionals

■ Decision-making process is informed by active participation in the global research process

■ Security selections are aligned with level of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

              ■ Access to markets across the world

              ■ Disciplined approach to stock selection

              ■ Optimal risk/return profiles

PORTFOLIO REVIEW

Goldman Sachs Fundamental
International Equity Funds

Market Review

Overall, international equities struggled during the six-month period ended April 30, 2009. The Morgan Stanley Capital International Europe, Australasia, Far East Index (the “MSCI EAFE Index”) posted a return of −2.35%.

As the reporting period began in November 2008, international equities were in the midst of a severe downturn, driven by slumping oil prices, record-breaking high volatility, and the British pound weakening significantly against both the U.S. dollar and the euro. By the end of December, equity markets had recovered some of the lost ground, and volatility, while still elevated, came off its highs.

During the first months of 2009, however, negative data points concerning the current global economic and financial crises extended and amplified 2008 headwinds, thereby driving international equity markets further downward. Across geographies, concerns about the financial health of banks and insurance companies dominated. Announcements of government intervention and ratings downgrades heightened fears of insolvency and further bad debt exposures.

In February, the U.S. government was forced to come to the rescue of Citigroup for a third time, while Standard & Poor’s slashed its ratings on the life insurers. Similar themes emerged in Europe, where life assurance and insurance companies faced steep declines, and details of the U.K. Treasury’s Asset Protection Scheme provided little comfort to investors. The Bank of England cut interest rates by 50 basis points (0.50%) to an all-time low of 1.00%, while the European Central Bank left rates unchanged at 2.00%. In Japan, loan business SFCG declared bankruptcy in February, confirming the bleak environment for financing. On the economic front, pessimistic unemployment and growth forecasts in Europe reflected deepening contraction. In Japan, fourth quarter 2008 GDP data showed a 12.7% annualized rate of contraction, representing the worst growth rate in 35 years. China also reported dramatically worse export results in March, confirming worries about diminished global demand. All of this troubling news brought the international equity markets to new period lows early in March.

For the first calendar quarter overall, the MSCI EAFE Index declined 13.85%, despite a significant rally in late March. The late-March rally brought the MSCI EAFE Index into positive territory, with a monthly gain of 6.39%. In April, the equity markets continued to rally strongly. The MSCI EAFE Index generated a 12.96% return for April alone. Among other factors, the rally was driven primarily by hopes that monetary and fiscal stimuli may be enough to avoid a global depression. However such late-period gains were not enough to entirely recapture losses from prior months.

Small-Cap International Equities

The MSCI Small Cap EAFE Index gained 5.03% for the six-month period ended April 30, 2009. Small-capitalization international equities overall struggled even more than their larger-cap counterparts early in the reporting period, as heightened investor risk aversion in the face of extreme market volatility and the global credit crisis caused a sell-off of small-cap names in general. Shares of small-cap companies also tend to be

*	All index returns are expressed in U.S. dollar terms.

Any reference to a specific company or security does not constitute a recommendation to buy, sell, hold or directly invest in the company or its securities. A complete list of recommendations is available upon request.

PORTFOLIO REVIEW

disproportionately affected by tightening liquidity. However, small-cap stocks were the biggest benefactors of the March/April 2009 equity market rally, as risk aversion ebbed and investors bought previously beaten-down stocks that they considered extremely cheap. All told, then, small-cap international equities, as measured by the MSCI Small Cap EAFE Index, outpaced larger-cap international equities during the reporting period.

Looking Ahead

We maintain a cautious near-term view ahead for the international equity markets but are quite constructive in our view of the longer-term opportunities individual stocks present. Certainly, the global economic environment remains challenging. However, we believe that bottom-up fundamental equity investing, based on understanding companies and anticipating change through thorough forward-looking research, has the potential to add value to our shareholders’ investment portfolios.

That said, with volatility set to remain elevated, we expect there to be increased stock-level differentiation going forward. It appears that investors are beginning to pay greater attention to company fundamentals. Therefore, we expect to see an increased dispersion among the winners and losers, as higher quality companies with robust business models successfully meet the challenges of difficult economic conditions and lower quality companies flounder. We expect to see stronger businesses taking market share from weaker competitors. This increased differentiation and renewed focus on company fundamentals should create a ripe environment with potentially greater opportunities to add value for skill-based managers.

For the near term, as we manage the Fundamental International Equity Funds, we intend to continue to seek to avoid financial, or balance sheet, risk, while endeavoring to analyze which companies will emerge stronger from this economic downturn. Certainly, most companies are suffering from the cyclical malaise. However, as investors, we look to the franchise and balance sheet strength of each company as characteristics that should enable the “best of breed” to emerge as winners when we begin to see more benign economic conditions. Where such companies can be identified, analyzed and valued to our satisfaction, we intend to establish positions in the Fundamental International Equity Funds.

As always, we maintain our focus on high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate volatile markets ahead.

PORTFOLIO RESULTS

Concentrated International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2009.

Q	How did the Goldman Sachs Concentrated International Equity Fund (the “Fund”) perform during the semi-annual period ended April 30, 2009?

A	During the six-month period ended April 30, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of −3.58%, −3.94%, −3.97%, −3.44% and −3.64%, respectively. These returns compare to the −2.35% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), during the same period.

Q	What key factors were responsible for the Fund’s performance during the six-month reporting period?

A	The Fund’s underperformance against its benchmark during the reporting period can be primarily attributed to the month of April when the MSCI EAFE Index rallied 12.96%. The surge in the international equity markets was driven mostly by lower quality stocks, and because the Fund was rather defensively positioned in higher quality stocks, it lagged its benchmark.

However, the impact of regulatory settlements during the period contributed positively to the Fund’s performance.

Q	What were some of the best-performing individual stocks within the countries that contributed most to the Fund’s performance?

A	The Fund’s positioning in the U.K., Italy and Switzerland contributed most positively to its returns relative to the MSCI EAFE Index. Within the Fund’s U.K. allocation, the top contributor to performance during the reporting period was Autonomy Corp. PLC, a software company whose technology allows enterprises and governments to search media files in a conceptual, rather than structural, manner. Autonomy Corp. PLC’s shares rose on announcements of new contract wins, better-than-expected full-year results and an accretive acquisition during the period. A stabilization of industry fundamentals and a modest rebound in commodity prices positively impacted the Fund’s holdings in energy companies BG Group PLC and BP PLC.

The Fund’s strong performance in Italy was driven largely by the Fund’s overweight position in Azimut Holding SpA, a financial firm that rebounded strongly from its 2008 lows. In Switzerland, health care company Roche Holding AG held up relatively well during the challenging fourth quarter of 2008. Further, weakness in its stock price after announcing its takeover bid for Genentech, Inc. in March was offset by buying in April related to the swine flu outbreak. The Fund also benefited from its position in diversified financials company Credit Suisse Group AG, which reported an incrementally better start to 2009 and rose with the financials sector broadly in April.

Q	What were some of the Fund’s other winning stocks?

A	Two Asian holdings were among the strongest positive contributors to the Fund’s performance relative to the MSCI EAFE Index. Japan’s Honda Motor Co. Ltd. rallied after a March report indicated auto sales were rising from prior months’ lows. Also, shares of Hong Kong’s Sun Hung Kai Properties Ltd., Asia’s largest property developer, surged after the company reaffirmed its sales target for the year and after its strong credit rating was affirmed in late March.

Q	Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

A	All three of the stocks that detracted most from the Fund’s performance during the semi-annual period were Japanese stocks. The Fund’s position in East Japan Railway Co., a rail transportation services company and real estate operator, detracted. Historically viewed as being defensive during recessionary times, passenger data released during the reporting period indicated worse-than-expected ridership levels, putting downward pressure on East Japan Railway Co.’s share price. The stock was also negatively impacted by press announcements surrounding the misuse of river water for power generation and a reduction in weekend highway fees. The Kansai Electric Power Co., Inc., which generates electricity from hydroelectric, thermal, geothermal, and nuclear power sources and distributes it to Osaka and the surrounding Kansai area, saw its shares decline upon moderating its earnings outlook. A position

PORTFOLIO RESULTS

in real estate operator and developer NTT Urban Development Corp. detracted from the Fund’s results, as real estate names broadly slumped through most of the semi-annual period.

Q	What other holdings hurt the Fund’s results relative to the MSCI EAFE Index during the reporting period?

A	The Fund’s exposure to two financial names in Singapore — United Overseas Bank Ltd. and DBS Group Holdings Ltd. — detracted from its results given concerns surrounding credit exposures among Singapore banks. A position in Australian bank Westpac Banking Corp. also hurt the Fund’s results, as financials faced broad pressure from the end of 2008 through early March. We had eliminated Westpac Banking Corp. from the Fund’s portfolio before the stock’s rebound in April.

Q	Did the Fund make any significant purchases during the first half of the fiscal year?

A	Within the telecommunication services sector, we initiated a Fund position in Telefonica SA, the leading telecommunications operator in the Spanish and Portuguese-speaking world. We favored the company’s dominant market share and good free cash flow. We also added SAP AG, the German business software developer, to the Fund’s portfolio. Upon purchase, we believed SAP AG could benefit from upcoming corporate upgrade cycles as well as from its recurring revenue stream. We were also encouraged by the company’s strong sales growth in emerging markets and the broader profit margin expansion opportunity such growth may provide.

Q	What sales did the Fund make during the six-month period?

A	In addition to those sales mentioned above, we eliminated the Fund’s holding in Norwegian newspaper publisher Schibsted ASA upon growing concerns about the impact of a weak outlook for the advertising industry. We also sold out of the Fund’s position in Singapore-based bank DBS Group Holdings Ltd. after concerns about bad debts and slower loan growth pressured the stock, and we found more attractive investment candidates elsewhere.

Q	How was the Fund positioned relative to its benchmark index at the end of April 2009?

A	As of April 30, 2009, the Fund had overweighted allocations to Switzerland, Italy and Denmark and underweighted exposure to the U.K., Germany and Spain compared to the MSCI EAFE Index.

From a sector allocation perspective, the Fund remained somewhat defensively positioned at the end of the reporting period, reflecting ongoing economic uncertainty. The Fund had underweighted allocations to materials and consumer-related industries and an overweighted exposure to health care. Nevertheless, at the margin, we tended to be more neutral on a sector basis overall, as the poor economic backdrop was balanced in part by interesting valuation levels across some stocks and sectors. As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

Goldman Sachs Global Equity Team

London, May 19, 2009

FUND BASICS

Concentrated International Equity Fund
as of April 30, 2009

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE Index
November 1, 2008-April 30, 2009	(based on NAV)[1]	(unhedged)[2]

Class A	-3.58%	-2.35%
Class B	-3.94	-2.35
Class C	-3.97	-2.35
Institutional	-3.44	-2.35
Service	-3.64	-2.35

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) (NET) Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-49.54%	-6.09%	-3.49%	2.08%	12/1/92
Class B	-49.69	-6.12	-3.55	-0.74	5/1/96
Class C	-47.53	-5.72	-3.53	-2.40	8/15/97
Institutional	-46.39	-4.63	-2.43	1.03	2/7/96
Service	-46.68	-5.12	-2.91	0.39	3/6/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.54%	1.55%
Class B	2.29	2.30
Class C	2.29	2.30
Institutional	1.14	1.15
Service	1.64	1.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/095

	% of Net
Holding	Assets	Line of Business	Country

Fujitsu Ltd.	3.1%	Technology Hardware & Equipment	Japan
BP PLC	3.0	Energy	United Kingdom
Roche Holding AG	2.7	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Sun Hung Kai Properties Ltd.	2.7	Real Estate	Hong Kong
Nestle SA (Registered)	2.7	Food, Beverage & Tobacco	Switzerland
Vivendi	2.7	Media	France
Honda Motor Co. Ltd.	2.6	Automobiles & Components	Japan
Mitsubishi Corp.	2.5	Capital Goods	Japan
Total SA	2.5	Energy	France
Novo Nordisk A/S Class B	2.5	Pharmaceuticals, Biotechnology & Life Sciences	Denmark

5The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 4/30/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represented 12.6% of the Fund’s net assets at April 30, 2009.

PORTFOLIO RESULTS

International Small Cap Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2009.

Q	How did the Goldman Sachs International Small Cap Fund (the “Fund”) perform during the semi-annual period ended April 30, 2009?

A	During the six-month period ended April 30, 2009, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.99%, 4.56%, 4.58%, 5.25% and 5.00%, respectively. These returns compare to the 6.06% cumulative total return of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (gross) over the same period.

Q	What key factors were responsible for the Fund’s performance during the six-month reporting period?

A	The Fund’s underperformance against its benchmark during the reporting period was due primarily to weak stock selection within Switzerland, South Korea and Belgium, to underweight allocations to the stronger-performing equity markets of Switzerland and South Korea, and to exposure to the financials sector. The financials sector suffered during the semi-annual period in the face of the credit and sub-prime mortgage crises and the resulting increased risk aversion that drove a significant sell-off in small-cap equities overall. These factors were only partially mitigated by strong individual stock selection within Japan, the U.K. and Greece.

Q	What were some of the best-performing individual stocks within the countries that contributed most to the Fund’s performance?

A	Within Japan, Tsumura & Co., the largest producer of Chinese medicine kampo, was a leading positive contributor to the Fund’s performance during the reporting period. The company’s prescription herbal medicines grew steadily, supported by growth of its major prescription drugs. The company was able to take full advantage of growing demand for kampo, owing to efficacy against diseases common among the elderly and women and possible efficacy for patients who do not respond fully to western-style medicine. It appeared that clinical physicians and patients were beginning to gain a better understanding of the benefits of kampo. The Fund’s position in Funai Electric Co. Ltd. was also a strong contributor to its returns. Funai Electric Co. Ltd., which manufactures and sells audio-visual equipment and computer peripherals, saw its shares rise after the company announced better-than-expected quarterly results, quelling concerns about excess inventory in the short term and the company’s cost competitiveness in the audio-visual equipment market. Several sell-side analysts also upgraded the stock to a buy rating, which proved to be another positive catalyst for its shares.

Within the U.K., the Fund’s holdings in Venture Production PLC and Greene King PLC were significant contributors to Fund performance. Shares of oil exploration and production company Venture Production PLC surged early in 2009, after management announced a strong rise in 2008 net income on the back of record oil prices and higher output as well as on some merger and acquisition speculation. Greene King PLC operates managed, tenanted and leased public houses, brews beer and wholesales beers, wines, spirits and soft drinks. Greene King PLC’s shares rose on positive news flow, including stronger sales than its rivals, an affirmed profit forecast and the announcement of a 207.5 million-pound ($302 million) rights offering to repay debt at a discount and fund acquisitions of distressed assets in the recession. Autonomy Corp. PLC, the U.K.’s second largest software maker, was also a leading contributor following a number of positive announcements, including new contract wins, better-than-expected full-year results and an accretive acquisition.

The Fund’s strong performance in Greece was driven predominantly by the Fund’s holding of retailer Jumbo SA. Following a difficult 2008, when the stock sold off due to heavy selling pressure on the Greek equity market broadly and negative consumer sentiment, the stock came back in 2009 through April 30. Given its value-based price positioning in the retail market, Jumbo SA was a beneficiary of consumers trading down from premium brands.

Q	Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

A	Within Belgium, the Fund’s holding of EVS Broadcast Equipment SA, the world’s largest supplier of digital disk recorders for broadcast vans, detracted from results. Its

PORTFOLIO RESULTS

shares fell following a steep decline in orders following the Olympics. We nevertheless maintained the Fund’s position in EVS Broadcast Equipment SA, as we believe the company’s leading position in its market and the build-up to the soccer World Cup in 2010 should benefit the company.

Within South Korea, it was the Fund’s underweight exposure that hurt most, as the nation’s equity market was the strongest performing market within the S&P Developed ex-US Small Cap Index during the semi-annual period. In addition, while the majority of the Fund’s holdings in South Korea were positive contributors to Fund performance, not owning many outperforming names within the market hurt relative results.

Q	Which holdings within the financials sector hurt the Fund’s results most during the reporting period?

A	As mentioned above, the financials sector suffered in the face of the credit and sub-prime mortgage crises, especially during the last several months of 2008. Struggling along with the sector in general amid deteriorating conditions were a number of the Fund’s bank and real estate-related holdings, particularly in the U.K., France, Switzerland and South Korea. Leading detractors within the sector included Switzerland’s EFG International AG, the U.K.’s Unite Group PLC, and France’s Société Générale. It is worth noting that the Fund did benefit from several of its insurance and reinsurance-related holdings, such as South Korea’s Korean Reinsurance Co. Ltd. and the U.K.’s Catlin Group Ltd. These holdings benefited from improved fundamentals in the reinsurance market following the struggles of American International Group, Inc. (AIG). AIG’s troubles brought new capacity to the market and expectations of an improved pricing environment.

Q	Did the Fund make any significant purchases during the first half of the fiscal year?

A	We initiated a Fund position in Snam Rete Gas SpA, a regulated Italian gas transportation company, which accounts for 99% of domestic volumes transported. We purchased the stock because we believe demand for gas in Italy should grow. Snam Rete Gas SpA’s business should also benefit as existing oil-fired plants are being re-powered to gas, and there is considerable new capacity coming on stream. Furthermore, we believe there is opportunity for the company to improve its profit margins, as state-owned companies normally have more scope to cut costs than is initially expected by the market at the time of floatation. Floatation is another term for “going public,” or the process of changing a private company into a public company by issuing shares and soliciting the public to purchase them.

We also initiated a Fund position in Viscofan SA, the Spanish artificial meat casing producer. We liked the company’s strong position within its markets and its good earnings visibility. Also, the stock had suffered in the first half of 2008 on rising input costs and currency concerns, which have since unwound. At the time of purchase, we also believed Viscofan SA should be a strong beneficiary of consumers trading down to lower-priced meat products, such as sausages, in response to the global economic slowdown.

We established a Fund position in Bucher Industries AG, the Swiss industrial conglomerate specializing in the manufacturing of industrial and agricultural machinery. Based on our research and analysis, Bucher Industries AG has a healthy balance sheet, strong positions in its niche markets and a highly capable management team. We saw an opportunity to purchase the stock, as it had suffered on the back of the general underperformance of the industrials sector and had reached a valuation level we believe was quite attractive given the strength of the company’s order book.

Q	What sales did the Fund make during the six-month period?

A	We eliminated the Fund’s position in Colruyt SA, Belgium’s largest discount food retailer. The stock had performed well in 2008, as the company benefited from consumers trading down to lower-priced food items in response to the global economic slowdown. However, given this strong performance, coupled with an easing of food price inflation in 2009, we exercised our sell discipline and sold the stock.

PORTFOLIO RESULTS

We also sold out of the Fund’s position in Aalberts Industries NV, the Dutch industrial conglomerate. The company is geared toward the auto and construction industries, which both suffered considerably during the reporting period with no clear prospects for improvement in sight. Given these operating conditions, together with our concerns surrounding the company’s financial gearing, we exited the position in favor of a new position in Bucher Industries AG, mentioned above.

Q	How was the Fund positioned relative to its benchmark index at the end of April 2009?

A	As of April 30, 2009, the Fund had overweighted allocations to the U.K., Italy, Germany and Greece and underweighted exposure to Spain, Switzerland, Hong Kong, Australia and Sweden compared to the S&P Developed ex-US Small Cap Index. On the same date, the Fund was neutrally-weighted to Japan compared to its benchmark.

From a sector allocation perspective, the Fund remained somewhat defensively positioned at the end of the reporting period, reflecting ongoing economic uncertainty. The Fund had underweighted allocations to materials and industrials, an overweighted exposure to consumer staples and a virtually equal weight to the benchmark in health care. Nevertheless, at the margin, we tended to be more neutral on a sector basis overall, as the poor economic backdrop was balanced in part by interesting valuation levels across some stocks and sectors. As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-
monitored effect.

Goldman Sachs Global Equity Team

London, May 19, 2009

FUND BASICS

International Small Cap Fund
as of April 30, 2009

PERFORMANCE REVIEW

	Fund Total Return	S&P Developed ex-US
November 1, 2008-April 30, 2009	(based on NAV)[1]	Small Cap Index (gross)[2]

Class A	4.99%	6.06%
Class B	4.56	6.06
Class C	4.58	6.06
Institutional	5.25	6.06
Service	5.00	6.06

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P Developed Ex-U.S. Small Cap Index (gross) covers the smallest 20% of companies, ranked by total market capitalization, which first qualify for inclusion in the country index. This includes approximately 4,610 securities from 24 developed markets with a general regional allocation of 64% Europe, 18% Japan, 11% Australasia and 7% North America. The Index figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-52.02%	-6.13%	-0.96%	-0.09%	5/1/98
Class B	-52.14	-6.17	-1.02	-0.17	5/1/98
Class C	-50.14	-5.79	-1.03	-0.18	5/1/98
Institutional	-49.02	-4.68	0.12	0.96	5/1/98
Service	-49.29	-5.17	-0.36	0.45	5/1/98

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	1.78%
Class B	2.35	2.53
Class C	2.35	2.53
Institutional	1.20	1.38
Service	1.70	1.88

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/095

	% of Net
Holding	Assets	Line of Business	Country

Imtech NV	1.6%	Capital Goods	Netherlands
Azimut Holding SpA	1.5	Diversified Financials	Italy
MTU Aero Engines Holding AG	1.5	Capital Goods	Germany
Banca Popolare Di Milano Scarl	1.5	Banks	Italy
Catlin Group Ltd.	1.4	Insurance	Bermuda
Saft Groupe SA	1.4	Capital Goods	France
Eutelsat Communications	1.3	Media	France
Koninklijke Vopak NV	1.3	Transportation	Netherlands
Gerresheimer AG	1.3	Pharmaceuticals, Biotechnology & Life Sciences	Germany
Kuoni Reisen Holding AG	1.3	Consumer Services	Switzerland

5The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 4/30/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represented 3.6% of the Fund’s net assets at April 30, 2009.

PORTFOLIO RESULTS

Strategic International Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Global Equity Team discusses the Fund’s performance and positioning for the six-month period ended April 30, 2009.

Q	How did the Goldman Sachs Strategic International Equity Fund (the “Fund”) perform during the semi-annual period ended April 30, 2009?

A	During the six-month period ended April 30, 2009, the Fund’s Class A, B, C, Institutional, Class IR and Class R Shares generated cumulative total returns, without sales charges, of −3.98%, −4.25%, −4.37%, −3.75%, −3.83% and −4.16%, respectively. These returns compare to the −2.35% cumulative total return of the Fund’s benchmark, the MSCI EAFE Index (unhedged, with dividends reinvested), during the same period.

Q	What key factors were responsible for the Fund’s performance during the six-month reporting period?

A	The Fund’s underperformance against its benchmark during the reporting period can be primarily attributed to the month of April when the MSCI EAFE Index rallied 12.96%. The surge in the international equity markets was driven mostly by lower quality stocks, and because the Fund was rather defensively positioned in higher quality stocks, it lagged its benchmark.

However, the impact of regulatory settlements during the period contributed positively to the Fund’s performance.

Q	What were some of the best-performing individual stocks within the countries that contributed most to the Fund’s performance?

A	The Fund’s positioning in the U.K., China and Italy contributed most positively to its returns relative to the MSCI EAFE Index. Within the Fund’s U.K. allocation, the top contributor to performance during the reporting period was Autonomy Corp. PLC, a software company whose technology allows enterprises and governments to search media files in a conceptual, rather than structural, manner. Autonomy Corp. PLC’s shares rose on announcements of new contract wins, better-than-expected full-year results and an accretive acquisition during the period. A stabilization of industry fundamentals and a modest rebound in commodity prices positively impacted the Fund’s holdings in energy companies BG Group PLC and Venture Production PLC and diversified metals producer Rio Tinto Ltd.

The Fund’s modest exposure to China, which is not represented in the MSCI EAFE Index, helped its results, as the Chinese equity market rebounded significantly in 2009 year-to-date. Specifically, the Fund’s holdings in China Shenhua Energy Co. Ltd., China Life Insurance Co. Ltd. and China Mobile Ltd. added value for the Fund. The Fund’s strong performance in Italy was driven largely by the Fund’s overweight position in Azimut Holding SpA, a financial firm that rebounded strongly from its 2008 lows.

Q	What were some of the Fund’s other winning stocks?

A	Among the strongest positive contributors to the Fund’s performance relative to the MSCI EAFE Index was Nippon Telegraph & Telephone Corp., the Japanese telecommunication services giant. Nippon Telegraph & Telephone Corp.’s shares showed resilience in the equity market downturn at the end of 2008, reflecting a record of solid revenue growth. The Fund also benefited from a turnaround in Australian mining company BHP Billiton Ltd., which rebounded from 2008 lows during the first months of 2009.

Q	Which stocks detracted significantly from the Fund’s performance during the semi-annual period?

A	All three of the stocks that detracted most from the Fund’s performance during the semi-annual period were Japanese stocks. The Fund’s position in Nomura Holdings, Inc, Japan’s largest brokerage firm, detracted. Its shares fell upon its announcement that it may sell as much as 300 billion yen of equity to raise capital following the larger-than-expected third quarter loss it reported early in 2009. The Kansai Electric Power Co., Inc., which generates electricity from hydroelectric, thermal, geothermal, and nuclear power sources and distributes it to Osaka and the surrounding Kansai area, saw its shares decline upon moderating its earnings outlook. A position in telecommunications company KDDI Corp. also detracted from the Fund’s results. It saw its share price fall based on declines in year-over-year revenues given decreased handset sales.

PORTFOLIO RESULTS

Q	What other holdings hurt the Fund’s results relative to the MSCI EAFE Index during the reporting period?

A	During the reporting period, we initiated a Fund position in Telefonica SA, the leading telecommunications operator in the Spanish and Portuguese-speaking world. We favored the company’s dominant market share and good free cash flow. However, Telefonica SA’s stock did not perform well from our date of purchase through April 30, 2009, and so it detracted from results. Telefonica SA experienced a particularly challenging fourth calendar quarter, as worsening economic trends heightened investor concerns regarding consumer demand. In addition to stock-specific weakness in Spain, the Fund’s results were hurt by an underweight allocation in the country’s equity market, which outpaced the MSCI EAFE Index during the reporting period.

The Fund’s exposure to two financial names in Singapore — United Overseas Bank Ltd. and DBS Group Holdings Ltd. — detracted from its results given concerns surrounding credit exposures among Singapore banks.

Q	Did the Fund make any significant purchases during the first half of the fiscal year?

A	In addition to those purchases mentioned above, we also added SAP AG, the German business software developer, to the Fund’s portfolio. Upon purchase, we believed SAP AG could benefit from upcoming corporate upgrade cycles as well as from its recurring revenue stream. We were also encouraged by the company’s strong sales growth in emerging markets and the broader profit margin expansion opportunity such growth may provide.

Q	What sales did the Fund make during the six-month period?

A	We eliminated the Fund’s holding in Norwegian newspaper publisher Schibsted ASA upon growing concerns about the impact of a weak outlook for the advertising industry. We also sold out of the Fund’s position in Singapore-based bank DBS Group Holdings Ltd. after concerns about bad debts and slower loan growth pressured the stock, and we found more attractive investment candidates elsewhere.

Q	How was the Fund positioned relative to its benchmark index at the end of April 2009?

A	As of April 30, 2009, the Fund had overweighted allocations to Switzerland, Italy and Hong Kong and underweighted exposure to Spain, France and Australia compared to the MSCI EAFE Index.

From a sector allocation perspective, the Fund remained somewhat defensively positioned at the end of the reporting period, reflecting ongoing economic uncertainty. The Fund had underweighted allocations to industrials and consumer-related industries and an overweighted exposure to health care. Nevertheless, at the margin, we tended to be more neutral on a sector basis overall, as the poor economic backdrop was balanced in part by interesting valuation levels across some stocks and sectors. As always, we remained focused on individual stock selection, with sector and regional positioning being a secondary, closely-monitored effect.

Goldman Sachs Global Equity Team

London, May 19, 2009

FUND BASICS

Strategic International Equity Fund
as of April 30, 2009

PERFORMANCE REVIEW

	Fund Total Return	MSCI EAFE
November 1, 2008-April 30, 2009	(based on NAV)[1]	Index (unhedged)[2]

Class A	-3.98%	-2.35%
Class B	-4.25	-2.35
Class C	-4.37	-2.35
Institutional	-3.75	-2.35
Class IR	-3.83	-2.35
Class R	-4.16	-2.35

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) (NET) Index (unhedged with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/09	One Year	Since Inception	Inception Date

Class A	-49.58%	-34.71%	6/25/07
Class B	-49.75	-34.69	6/25/07
Class C	-47.54	-33.10	6/25/07
Institutional	-46.39	-32.30	6/25/07
Class IR	-46.56	-43.74	11/30/07
Class R	-46.80	-44.02	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.
The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.45%	1.78%
Class B	2.20	2.53
Class C	2.20	2.53
Institutional	1.05	1.38
Class IR	1.20	1.53
Class R	1.70	2.03

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

TOP 10 HOLDINGS AS OF 4/30/095

	% of Net
Holding	Assets	Line of Business	Country

BP PLC	2.5%	Energy	United Kingdom
Nestle SA (Registered)	2.3	Food, Beverage & Tobacco	Switzerland
HSBC Holdings PLC	2.2	Banks	United Kingdom
Roche Holding AG	2.2	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Total SA	2.0	Energy	France
Novartis AG (Registered)	2.0	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Vivendi	1.9	Media	France
E.ON AG	1.7	Utilities	Germany
Tesco PLC	1.7	Food & Staples Retailing	United Kingdom
Koninklijke KPN NV	1.6	Telecommunication Services	Netherlands

5The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION AS OF 4/30/096

Percentage of Investment Portfolio

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team in the schedule of investments may differ from GICS.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of investments (excluding investments in the securities lending reinvestment vehicle, if any). Securities lending collateral represented 9.6% of the Fund’s net assets at April 30, 2009.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 89.5%

Australia – 1.0%
76,829	BHP Billiton Ltd. (Materials)	$1,856,003

Cyprus – 0.8%
344,832	ProSafe SE (Energy)*	1,416,762

Denmark – 2.5%
94,454	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	4,494,202

France – 8.9%
44,387	Air Liquide SA (Materials)	3,611,706
97,427	AXA SA (Insurance)*(a)	1,636,938
34,480	Societe Generale (Banks)	1,762,222
90,374	Total SA (Energy)	4,521,931
182,198	Vivendi (Media)(a)	4,899,131

		16,431,928

Germany – 5.7%
116,577	E.ON AG (Utilities)	3,942,279
16,785	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	2,319,186
66,477	SAP AG (Software & Services)	2,555,792
23,268	Siemens AG (Registered) (Capital Goods)	1,564,419

		10,381,676

Hong Kong – 2.7%
483,000	Sun Hung Kai Properties Ltd. (Real Estate)	4,993,136

Italy – 5.0%
191,496	Azimut Holding SpA (Diversified Financials)*	1,338,185
237,042	Banca Popolare Di Milano Scarl (Banks)	1,378,134
439,907	Intesa Sanpaolo SpA (Banks)	1,401,482
180,823	Mediobanca SpA (Diversified Financials)	2,086,246
950,226	Terna Rete Elettrica Nazionale SpA (Utilities)	3,051,467

		9,255,514

Japan – 23.7%
47,700	East Japan Railway Co. (Transportation)	2,687,863
1,303,000	Fujitsu Ltd. (Technology Hardware & Equipment)	5,582,008
162,300	Honda Motor Co. Ltd. (Automobiles & Components)	4,756,515
195,800	Komatsu Ltd. (Capital Goods)	2,442,866
301,500	Mitsubishi Corp. (Capital Goods)	4,639,920
284,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	2,710,796
3,869	NTT Urban Development Corp. (Real Estate)	3,136,514

289,400	Panasonic Corp. (Consumer Durables & Apparel)	4,241,031
111,100	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	2,510,486
53,900	Shin-Etsu Chemical Co. Ltd. (Materials)	2,619,691
648	Sony Financial Holdings, Inc. (Insurance)	2,038,754
87,500	Sumitomo Mitsui Financial Group, Inc. (Banks)	3,034,603
157,700	The Kansai Electric Power Co., Inc. (Utilities)	3,211,275

		43,612,322

Luxembourg – 0.9%
93,389	SES SA FDR (Media)	1,685,834

Netherlands – 2.1%
322,222	Koninklijke KPN NV (Telecommunication Services)	3,873,854

Singapore – 1.2%
602,000	Singapore Press Holdings Ltd. (Media)	1,176,887
141,000	United Overseas Bank Ltd. (Banks)	1,086,784

		2,263,671

Spain – 3.3%
125,712	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	2,205,964
207,000	Telefonica SA (Telecommunication Services)	3,921,849

		6,127,813

Sweden – 1.5%
133,600	Atlas Copco AB Class B (Capital Goods)(a)	1,105,931
227,459	Nordea Bank AB (Banks)	1,691,919

		2,797,850

Switzerland – 12.9%
53,710	Credit Suisse Group AG (Registered) (Diversified Financials)(a)	2,098,800
29,563	Kuehne + Nagel International AG (Registered) (Transportation)	2,221,885
151,133	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)	4,926,442
113,163	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	4,283,029
39,688	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	5,004,821
8,399	Straumann Holding AG (Registered) (Health Care Equipment & Services)(a)	1,535,877

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

18,139	Synthes, Inc. (Health Care Equipment & Services)	$1,835,236
132,334	UBS AG (Registered) (Diversified Financials)*	1,817,805

		23,723,895

United Kingdom – 17.3%
218,775	Amlin PLC (Insurance)	1,157,755
182,955	BG Group PLC (Energy)	2,921,393
780,600	BP PLC (Energy)(b)	5,516,214
375,712	Capita Group PLC (Commercial & Professional Services)	3,788,162
615,857	HSBC Holdings PLC (Banks)	4,379,629
121,756	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	2,778,006
48,538	Rio Tinto PLC (Materials)	1,972,159
203,435	Schroders PLC (Diversified Financials)	2,463,851
501,573	Standard Life PLC (Insurance)	1,394,564
797,644	Tesco PLC (Food & Staples Retailing)	3,952,172
202,029	WPP PLC (Media)	1,382,266

		31,706,171

TOTAL COMMON STOCKS
(Cost $192,442,419)		$164,620,631

Exchange Traded Fund – 5.4%

Australia – 5.4%
673,780	iShares MSCI Australia Index Fund(a)	$9,897,828
(Cost $7,888,324)

Shares	Rate	Value

Investment Company(c) – 2.6%

JPMorgan U.S. Government Money Market Fund – Capital Shares
4,768,199	0.377%	$4,768,199
(Cost $4,768,199)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $205,098,942)		$179,286,658

Securities Lending Reinvestment Vehicle(c)(d) – 12.6%

Boston Global Investment Trust – Enhanced Portfolio
23,373,060	0.493%	$23,162,703
(Cost $23,135,881)

TOTAL INVESTMENTS – 110.1%
(Cost $228,234,823)		$202,449,361

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.1)%		(18,648,221)

NET ASSETS – 100.0%		$183,801,140

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(d)	Represents an affiliated issuer.

Investment Abbreviation:
FDR	—	Fiduciary Depositary Receipt

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

Dow Jones EURO STOXX 50 Index	68	June 2009	$2,094,520	$196,069
FTSE 100 Index	16	June 2009	995,780	78,105

TOTAL				$274,174

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 91.6%

Australia – 2.6%
56,193	Ansell Ltd. (Health Care Equipment & Services)	$341,544
581,413	Beach Petroleum Ltd. (Energy)	322,254
101,403	Centennial Coal Co. Ltd. (Energy)	132,806
287,828	DUET Group (Utilities)	343,460
71,720	Iress Market Technology Ltd. (Software & Services)	310,377
924,552	PanAust Ltd. (Materials)*	221,861

		1,672,302

Austria – 1.0%
19,577	Andritz AG (Capital Goods)	665,508

Belgium – 1.2%
16,045	EVS Broadcast Equipment SA (Technology Hardware & Equipment)	735,557

Bermuda – 1.5%
178,818	Catlin Group Ltd. (Insurance)	925,365

Cyprus – 0.6%
89,135	ProSafe SE (Energy)*	366,216

Finland – 0.4%
17,981	Nokian Renkaat Oyj (Automobiles & Components)(a)	283,957

France – 10.1%
17,149	Bureau Veritas SA (Commercial & Professional Services)	697,900
37,927	Eutelsat Communications (Media)	821,260
25,331	Gemalto NV (Technology Hardware & Equipment)*	797,605
40,291	Groupe Steria SCA (Software & Services)(a)	768,278
43,092	Ingenico SA (Technology Hardware & Equipment)(a)	788,947
16,288	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	666,877
28,295	Saft Groupe SA (Capital Goods)	866,021
29,906	SCOR SE (Insurance)	627,650
15,909	SeLoger.com (Media)*	403,141

		6,437,679

Germany – 7.1%
36,030	Deutsche Lufthansa AG (Registered) (Transportation)	459,624
33,760	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	813,509
4,978	Linde AG (Materials)	396,984
28,819	MTU Aero Engines Holding AG (Capital Goods)	970,414
6,820	Rational AG (Consumer Durables & Apparel)(a)	693,851
6,787	Salzgitter AG (Materials)	482,774
14,190	Wincor Nixdorf AG (Technology Hardware & Equipment)	712,338

		4,529,494

Greece – 2.1%
89,160	Hellenic Exchanges SA (Diversified Financials)	779,034
69,090	Jumbo SA (Consumer Durables & Apparel)	589,786

		1,368,820

Ireland – 1.1%
34,383	Kerry Group PLC Class A (Food, Beverage & Tobacco)	706,917

Italy – 5.0%
139,632	Azimut Holding SpA (Diversified Financials)*	975,756
165,340	Banca Popolare Di Milano Scarl (Banks)	961,267
104,421	Davide Campari-Milano SpA (Food, Beverage & Tobacco)	702,245
138,238	Snam Rete Gas SpA (Utilities)	547,479

		3,186,747

Japan – 22.6%
15,400	Aisin Seiki Co. Ltd. (Automobiles & Components)	316,261
5,600	Benesse Corp. (Consumer Services)	214,309
21,700	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	166,275
14,600	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	415,210
16,200	Hitachi Chemical Co. Ltd. (Materials)	217,335
42,000	Hitachi Metals Ltd. (Materials)	331,213
7,000	Hogy Medical Co. Ltd. (Health Care Equipment & Services)	374,969
12,600	Hokkaido Electric Power Co., Inc. (Utilities)	231,840
60,900	Hudson Soft Co. Ltd. (Software & Services)	330,152
28,000	Ito En Ltd. (Food, Beverage & Tobacco)	342,852
56,000	Itochu Corp. (Capital Goods)	300,274
76,000	J. Front Retailing Co. Ltd. (Retailing)	312,175
52,000	Keio Corp. (Transportation)	295,212
52,000	Kinden Corp. (Capital Goods)	433,846
16,000	Kissei Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	309,248
56,000	Kubota Corp. (Capital Goods)	336,585
5,300	Mabuchi Motor Co. Ltd. (Technology Hardware & Equipment)	240,086
28,000	Maeda Road Construction Co. Ltd. (Capital Goods)	233,323
83,000	Marubeni Corp. (Capital Goods)	301,725
4,100	Meiji Holdings Co. Ltd. (Food, Beverage & Tobacco)*	125,137

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

16,700	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	$191,666
84,000	Mitsubishi Materials Corp. (Materials)	243,149
147	MTI Ltd. (Telecommunication Services)	303,734
21,200	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	210,945
36,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	292,948
67,000	Nippon Express Co. Ltd. (Transportation)	238,941
109,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	308,829
67,000	Nippon Yusen Kabushiki Kaisha (Transportation)	274,454
15,000	Nipro Corp. (Health Care Equipment & Services)	218,726
13,200	Nissha Printing Co. Ltd. (Commercial & Professional Services)	384,954
323	NTT Urban Development Corp. (Real Estate)	261,849
595	Rakuten, Inc. (Retailing)	302,703
4,500	Ryohin Keikaku Co. Ltd. (Retailing)	171,938
113	Seven Bank Ltd. (Banks)	266,860
34,000	Shimadzu Corp. (Technology Hardware & Equipment)	207,832
64,000	Shimizu Corp. (Capital Goods)	306,550
31,500	Showa Shell Sekiyu K.K. (Energy)	277,083
28,000	Sumitomo Metal Mining Co. Ltd. (Materials)	312,689
7,940	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	291,411
56,000	The Awa Bank Ltd. (Banks)	315,453
44,000	The Gunma Bank Ltd. (Banks)	219,236
70,000	The Hachijuni Bank Ltd. (Banks)	412,414
70,000	The Higo Bank Ltd. (Banks)	382,874
29,100	Tokai Rubber Industries, Inc. (Automobiles & Components)	255,346
25,500	Tokyo Steel Manufacturing Co. Ltd. (Materials)	261,179
10,000	Tokyu Community Corp. (Commercial & Professional Services)	154,894
15,800	Tsumura & Co. (Pharmaceuticals, Biotechnology & Life Sciences)	432,697
10,200	Union Tool Co. (Capital Goods)	244,240
27,800	Yamaha Motor Co. Ltd. (Automobiles & Components)	293,874

13,900	Yamatake Corp. (Technology Hardware & Equipment)	232,962
159	Zappallas, Inc. (Software & Services)	330,399

		14,430,856

Jersey – 0.7%
9,747	Randgold Resources Ltd. (Materials)	469,005

Luxembourg – 1.0%
13,525	Millicom International Cellular SA SDR (Telecommunication Services)	665,384

Mexico – 0.9%
436,556	Corp. GEO SAB de CV Series B (Consumer Durables & Apparel)*	569,173

Netherlands – 4.5%
9,747	Fugro NV CVA (Energy)	348,962
65,444	Imtech NV (Capital Goods)	1,021,434
18,583	Koninklijke Vopak NV (Transportation)	818,330
41,993	QIAGEN NV (Pharmaceuticals, Biotechnology & Life Sciences)*	694,801

		2,883,527

Singapore – 0.9%
1,225,000	Suntec Real Estate Investment Trust (REIT) (Real Estate)	605,521

South Korea – 3.4%
48,830	Daehan Steel Co. Ltd. (Materials)	541,359
72,200	Daesang Corp. (Food, Beverage & Tobacco)*	358,209
51,770	Hansol Paper Co. Ltd. (Materials)*	382,637
3,230	Hite Brewery Co. Ltd. (Food, Beverage & Tobacco)	460,855
45,400	Korean Reinsurance Co. Ltd. (Insurance)	420,190

		2,163,250

Spain – 1.0%
32,983	Viscofan SA (Food, Beverage & Tobacco)	612,351

Switzerland – 4.8%
1,223	Barry Callebaut AG (Registered) (Food, Beverage & Tobacco)*	586,426
6,502	Bucher Industries AG (Registered) (Capital Goods)	529,832
36,644	EFG International AG (Registered) (Diversified Financials)*(a)	443,324
2,788	Kuoni Reisen Holding AG (Consumer Services)	805,526
423	Lindt & Spruengli AG (Food, Beverage & Tobacco)	677,033

		3,042,141

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)

United Kingdom – 19.1%
55,030	Amlin PLC (Insurance)	$291,218
37,385	Autonomy Corp. PLC (Software & Services)*	784,304
89,701	Charter International PLC (Capital Goods)	738,027
40,770	Close Brothers Group PLC (Diversified Financials)	376,758
92,592	Croda International (Materials)	738,728
130,001	CSR PLC (Semiconductors & Semiconductor Equipment)*	500,507
26,738	Dana Petroleum PLC (Energy)*	494,343
59,911	Derwent London PLC (REIT) (Real Estate)	737,946
61,525	Dignity PLC (Consumer Services)	476,826
138,643	Domino’s Pizza UK & IRL PLC (Consumer Services)	417,083
20,607	Go-Ahead Group PLC (Transportation)	387,144
68,854	Greene King PLC (Consumer Services)	631,990
506,165	Hays PLC (Commercial & Professional Services)	671,903
89,055	Hikma Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	510,900
235,384	HMV Group PLC (Retailing)	494,425
31,423	Homeserve PLC (Commercial & Professional Services)	568,725
68,383	Inmarsat PLC (Telecommunication Services)	487,538
139,868	Mitie Group PLC (Commercial & Professional Services)	430,758
22,105	Premier Oil PLC (Energy)*	338,681
49,683	Schroders PLC (Diversified Financials)	601,723
17,927	Soco International PLC (Energy)*	326,088
12,931	Ultra Electronics Holdings PLC (Capital Goods)	226,721
20,743	Venture Production PLC (Energy)	244,640
218,935	William Hill PLC (Consumer Services)	702,993

		12,179,969

TOTAL COMMON STOCKS
(Cost $70,301,986)		$58,499,739

Exchange Traded Funds – 7.3%

Canada – 7.3%
190,139	iShares CDN S&P/TSX 60 Index Fund	$2,268,985
219,300	iShares CDN S&P/TSX Completion Index Fund	2,444,222

TOTAL EXCHANGE TRADED FUNDS
(Cost $4,335,478)		$4,713,207

		Expiration
Units	Description	Month	Value

Rights* – 0.3%

Italy – 0.2%
130,555	Snam Rete Gas SpA (Utilities)	05/09	$100,188

United Kingdom – 0.1%
9,824	Premier Oil PLC (Energy)	05/09	80,949

TOTAL RIGHTS
(Cost $193,084)			$181,137

Shares	Rate	Value

Investment Company(b) – 9.6%

JPMorgan U.S. Government Money Market Fund – Capital Shares
6,118,378	0.377%	$6,118,378
(Cost $6,118,378)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $80,948,926)		$69,512,461

Securities Lending Reinvestment Vehicle(b)(c) – 3.6%

Boston Global Investment Trust – Enhanced Portfolio
2,309,499	0.493%	$2,288,713
(Cost $2,280,863)

TOTAL INVESTMENTS – 112.4%
(Cost $83,229,789)		$71,801,174

LIABILITIES IN EXCESS OF OTHER ASSETS – (12.4)%		(7,929,171)

NET ASSETS – 100.0%		$63,872,003

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviations:
CDN	—	Canadian
CVA	—	Dutch Certification
IRL	—	Ireland
REIT	—	Real Estate Investment Trust
SDR	—	Swedish Depositary Receipt
UK	—	United Kingdom

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – 87.9%

Australia – 0.3%
6,707	BHP Billiton Ltd. (Materials)	$162,025

Bermuda – 0.3%
39,675	Hiscox Ltd. (Insurance)	196,413

Cyprus – 0.4%
53,556	ProSafe SE (Energy)*	220,038

Denmark – 1.5%
17,687	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	841,563

Finland – 0.5%
20,480	Nokia Oyj (Technology Hardware & Equipment)(a)	290,887

France – 8.6%
9,012	Air Liquide SA (Materials)	733,294
28,330	AXA SA (Insurance)*(a)	475,992
8,053	Eutelsat Communications (Media)	174,377
5,601	Ipsen SA (Pharmaceuticals, Biotechnology & Life Sciences)	229,321
1,755	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	132,500
10,876	SCOR SE (Insurance)	228,259
8,620	Societe Generale (Banks)	440,555
4,442	Sodexo (Consumer Services)	213,384
22,581	Total SA (Energy)	1,129,857
40,898	Vivendi (Media)(a)	1,099,709

		4,857,248

Germany – 5.7%
1,671	Allianz SE (Registered) (Insurance)(a)	154,188
28,740	E.ON AG (Utilities)(a)	971,899
4,267	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)(a)	589,572
5,685	Salzgitter AG (Materials)	404,387
16,585	SAP AG (Software & Services)	637,631
6,894	Siemens AG (Registered) (Capital Goods)	463,517

		3,221,194

Hong Kong – 4.1%
237,500	BOC Hong Kong (Holdings) Ltd. (Banks)	335,441
73,000	CLP Holdings Ltd. (Utilities)	492,627
20,300	Hang Seng Bank Ltd. (Banks)	224,999
88,000	Hutchison Whampoa Ltd. (Capital Goods)	518,317
72,000	Sun Hung Kai Properties Ltd. (Real Estate)	744,318

		2,315,702

Ireland – 0.7%
14,852	CRH PLC (Materials)	385,546

Italy – 5.9%
35,463	Azimut Holding SpA (Diversified Financials)*	247,817
71,339	Banca Popolare Di Milano Scarl (Banks)	414,757
32,209	Eni SpA (Energy)	691,177
129,880	Intesa Sanpaolo SpA (Banks)	413,779
44,425	Mediobanca SpA (Diversified Financials)	512,554
72,498	Snam Rete Gas SpA (Utilities)	287,122
151,783	Terna Rete Elettrica Nazionale SpA (Utilities)	487,422
23,302	Unione di Banche Italiane ScpA (Banks)	321,296

		3,375,924

Japan – 23.2%
7,400	ABC-Mart, Inc. (Retailing)	151,615
18,800	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	314,354
15,600	Denso Corp. (Automobiles & Components)	368,766
8,400	East Japan Railway Co. (Transportation)	473,334
15,300	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	393,642
109,000	Fujitsu Ltd. (Technology Hardware & Equipment)	466,953
8,800	Funai Electric Co. Ltd. (Consumer Durables & Apparel)	250,264
31,000	Hitachi Metals Ltd. (Materials)	244,466
12,300	Honda Motor Co. Ltd. (Automobiles & Components)	360,475
81	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	203,504
110	KDDI Corp. (Telecommunication Services)*	494,672
33,200	Komatsu Ltd. (Capital Goods)	414,214
32,000	Kuraray Co. Ltd. (Materials)	275,334
6,000	Kyocera Corp. (Technology Hardware & Equipment)	465,987
11,100	Kyushu Electric Power Co., Inc. (Utilities)	229,075
6,400	Mabuchi Motor Co. Ltd. (Technology Hardware & Equipment)	289,915
13,200	McDonald’s Holdings Co. (Japan) Ltd. (Consumer Services)	227,410
20,900	Mitsubishi Corp. (Capital Goods)	321,639
29,000	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	276,806
100,500	Mitsubishi UFJ Financial Group, Inc. (Banks)	548,214
44,000	Mitsui & Co. Ltd. (Capital Goods)	466,689

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)

35,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	$284,811
60,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	169,998
13,400	Nissha Printing Co. Ltd. (Commercial & Professional Services)	390,786
46,800	Nomura Holdings, Inc. (Diversified Financials)	282,417
549	NTT Urban Development Corp. (Real Estate)	445,062
2,650	ORIX Corp. (Diversified Financials)*	124,109
23,200	Panasonic Corp. (Consumer Durables & Apparel)	339,986
15,800	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	357,027
5,000	Shin-Etsu Chemical Co. Ltd. (Materials)	243,014
33,900	Showa Shell Sekiyu K.K. (Energy)	298,194
70	Sony Financial Holdings, Inc. (Insurance)	220,236
110,000	Sumitomo Metal Industries Ltd. (Materials)	257,679
30,000	Sumitomo Metal Mining Co. Ltd. (Materials)	335,024
10,700	Sumitomo Mitsui Financial Group, Inc. (Banks)	371,088
54,000	The Hachijuni Bank Ltd. (Banks)	318,148
20,000	The Kansai Electric Power Co., Inc. (Utilities)	407,264
84,000	Toshiba Corp. (Technology Hardware & Equipment)	288,256
23,000	TOTO Ltd. (Capital Goods)	114,714
16,400	Toyota Motor Corp. (Automobiles & Components)	649,092

		13,134,233

Jersey – 0.3%
3,570	Randgold Resources Ltd. (Materials)	171,781

Luxembourg – 0.4%
12,206	SES SA FDR (Media)	220,340

Netherlands – 1.6%
75,230	Koninklijke KPN NV (Telecommunication Services)	904,438

Singapore – 0.5%
38,000	United Overseas Bank Ltd. (Banks)	292,892

Spain – 2.5%
22,153	Grifols SA (Pharmaceuticals, Biotechnology & Life Sciences)	388,735
4,495	Inditex SA (Retailing)	191,657

44,750	Telefonica SA (Telecommunication Services)	847,839

		1,428,231

Sweden – 1.5%
28,800	Atlas Copco AB Class B (Capital Goods)(a)	238,404
64,916	Nordea Bank AB (Banks)	482,868
8,154	Svenska Handelsbanken AB Class A (Banks)(a)	142,046

		863,318

Switzerland – 12.0%
12,677	Credit Suisse Group AG (Registered) (Diversified Financials)(a)	495,373
5,568	Kuehne + Nagel International AG (Registered) (Transportation)	418,478
161	Lindt & Spruengli AG (Food, Beverage & Tobacco)	257,689
39,553	Nestle SA (Registered) (Food, Beverage & Tobacco)	1,289,298
29,525	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,117,471
9,677	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	1,220,310
2,394	Sonova Holding AG (Health Care Equipment & Services)	155,543
1,948	Straumann Holding AG (Registered) (Health Care Equipment & Services)(a)	356,220
2,437	Syngenta AG (Registered) (Materials)	520,276
4,645	Synthes, Inc. (Health Care Equipment & Services)	469,964
35,453	UBS AG (Registered) (Diversified Financials)*	487,000

		6,787,622

United Kingdom – 17.9%
116,414	Aegis Group PLC (Media)	155,848
55,301	Amlin PLC (Insurance)	292,652
15,496	Autonomy Corp. PLC (Software & Services)*	325,092
45,658	BG Group PLC (Energy)	729,059
14,189	BHP Billiton PLC (Materials)	294,492
201,400	BP PLC (Energy)	1,423,220
85,315	Capita Group PLC (Commercial & Professional Services)	860,199
11,531	Close Brothers Group PLC (Diversified Financials)	106,559
178,850	Friends Provident PLC (Insurance)	168,286
175,132	HSBC Holdings PLC (Banks)	1,245,440
37,431	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	854,032

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments (continued)
April 30, 2009 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)

33,597	Inmarsat PLC (Telecommunication Services)	$239,530
11,766	Rio Tinto PLC (Materials)	478,067
46,633	Schroders PLC (Diversified Financials)	564,783
48,618	Serco Group PLC (Commercial & Professional Services)	262,301
34,771	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	434,767
119,860	Standard Life PLC (Insurance)	333,257
191,698	Tesco PLC (Food & Staples Retailing)	949,827
60,595	WPP PLC (Media)	414,586

		10,131,997

TOTAL COMMON STOCKS
(Cost $56,118,590)		$49,801,392

Exchange Traded Fund – 5.3%

Australia — 5.3%
202,892	iShares MSCI Australia Index Fund(a)	$2,980,483
(Cost $2,375,371)

		Expiration
Units	Description	Month	Value

Right* – 0.1%

Italy – 0.1%
72,498	Snam Rete Gas SpA (Utilities)	05/09	$55,635
(Cost $71,953)

Shares	Rate	Value

Investment Company(b) – 3.4%

JPMorgan U.S. Government Money Market Fund – Capital Shares
1,933,433	0.377%	$1,933,433
(Cost $1,933,433)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $60,499,347)		$54,770,943

Securities Lending Reinvestment Vehicle(b)(c) – 9.6%

Boston Global Investment Trust – Enhanced Portfolio
5,488,701	0.493%	$5,439,303
(Cost $5,432,648)

TOTAL INVESTMENTS – 106.3%
(Cost $65,931,995)		$60,210,246

LIABILITIES IN EXCESS OF OTHER ASSETS – (6.3)%		(3,585,100)

NET ASSETS – 100.0%		$56,625,146

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2009.

(c)	Represents an affiliated issuer.

Investment Abbreviation:
FDR	—	Fiduciary Depository Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long	Month	Value	Gain

Dow Jones EURO STOXX 50 Index	41	June 2009	$1,262,872	$99,495
FTSE 100 Index	9	June 2009	560,126	30,967

TOTAL				$130,462

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2009 (Unaudited)

	Concentrated		Strategic
	International	International	International
	Equity Fund	Small Cap Fund	Equity Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $205,098,942, $80,948,926 and $60,499,347, respectively)(a)	$179,286,658	$69,512,461	$54,770,943
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $23,135,881, $2,280,863 and $5,432,648, respectively)	23,162,703	2,288,713	5,439,303
Cash	17,008	650,941	—
Foreign currencies, at value (identified cost $317,968, $78,683 and $101,115, respectively)	321,246	79,772	100,747
Receivables:
Investment securities sold, at value	6,359,457	—	864,359
Regulatory settlement proceeds	4,738,237	84,326	105,680
Dividends and interest, at value	847,924	218,299	248,135
Foreign tax reclaims, at value	142,945	62,848	81,498
Fund shares sold	75,808	83,815	1,387,338
Due from broker — variation margin, at value(b)	54,136	—	199,214
Securities lending income	40,041	4,167	12,524
Reimbursement from adviser	16,763	4,336	69,685

Total assets	215,062,926	72,989,678	63,279,426

Liabilities:

Due to custodian	—	—	139,906
Payables:
Payable upon return of securities loaned	23,116,375	2,344,543	5,430,227
Investment securities purchased, at value	7,207,250	5,651,954	872,176
Fund shares redeemed	588,712	971,466	51,600
Amounts owed to affiliates	216,171	62,778	65,641
Accrued expenses	133,278	86,934	94,730

Total liabilities	31,261,786	9,117,675	6,654,280

Net Assets:

Paid-in capital	774,879,006	203,266,495	131,649,225
Accumulated undistributed net investment income	2,217,216	297,636	262,177
Accumulated net realized loss from investment, futures and foreign currency related transactions	(567,745,758)	(128,248,186)	(69,690,964)
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(25,549,324)	(11,443,942)	(5,595,292)

NET ASSETS	$183,801,140	$63,872,003	$56,625,146

Net Assets:
Class A	$143,809,501	$16,960,490	$34,291,465
Class B	2,789,986	825,002	8,643,329
Class C	13,232,869	1,540,883	8,405,792
Institutional	23,615,167	44,240,430	5,274,532
Service	353,617	305,198	—
Class IR	—	—	5,028
Class R	—	—	5,000

Total Net Assets	$183,801,140	$63,872,003	$56,625,146

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	12,027,382	1,816,072	4,145,346
Class B	237,475	89,902	1,160,754
Class C	1,169,604	170,193	1,113,215
Institutional	1,937,609	4,615,775	611,337
Service	29,357	32,839	—
Class IR	—	—	609
Class R	—	—	605

Net asset value, offering and redemption price per share:(c)
Class A	$11.96	$9.34	$8.27
Class B	11.75	9.18	7.45
Class C	11.31	9.05	7.55
Institutional	12.19	9.58	8.63
Service	12.05	9.29	—
Class IR	—	—	8.26
Class R	—	—	8.26

(a)	Includes loaned securities having a market value of $22,402,479, $2,301,450 and $5,261,999 for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.
(b)	Includes restricted amount on deposit with counterparty of $168,000 for the Strategic International Equity Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds is $12.66, $9.88 and $8.75, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2009 (Unaudited)

	Concentrated		Strategic
	International	International	International
	Equity Fund	Small Cap Fund	Equity Fund

Investment income:

Dividends(a)	$3,619,803	$618,658	$960,286
Securities lending income — affiliated issuer	100,264	13,046	24,708

Total investment income	3,720,067	631,704	984,994

Expenses:

Management fees	978,776	269,071	237,453
Distribution and Service fees(b)	265,040	35,261	129,690
Transfer Agent fees(b)	162,723	25,103	49,120
Custody and accounting fees	62,304	41,918	54,317
Professional fees	46,259	49,489	54,786
Printing fees	40,240	21,422	56,247
Registration fees	20,602	27,004	45,885
Trustee fees	8,065	8,065	8,065
Service Share fees — Service Plan	557	359	5 (c)
Service Share fees — Shareholder Administration Plan	557	359	5 (c)
Other	28,661	8,235	16,430

Total expenses	1,613,784	486,286	652,003

Less — expense reductions	(104,636)	(140,477)	(192,727)

Net expenses	1,509,148	345,809	459,276

NET INVESTMENT INCOME	2,210,919	285,895	525,718

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	(106,250,938)	(22,849,615)	(28,928,345)
Securities lending reinvestment vehicle transactions — affiliated issuer	3,256	2,517	2,421
Futures transactions	(1,512,003)	—	(103,709)
Foreign currency related transactions	493,441	5,606	(52,893)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	90,471,635	25,687,801	25,276,899
Securities lending reinvestment vehicle — affiliated issuer	25,575	6,609	6,655
Futures	274,174	—	(45,005)
Translation of assets and liabilities denominated in foreign currencies	(146,869)	(4,102)	(11,603)

Net realized and unrealized gain (loss) from investment, futures and foreign currency related transactions	(16,641,729)	2,848,816	(3,855,580)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,430,810)	$3,134,711	$(3,329,862)

(a)	Foreign taxes withheld on dividends were $290,483, $49,334 and $118,938 for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service		Class IR	Class R
Concentrated International Equity	$186,372	$15,061	$63,607	$—	$141,644	$2,858	$12,074	$6,058	$89		$—	$—
International Small Cap	22,313	4,141	8,807	—	16,958	786	1,672	5,630	57		—	—
Strategic International Equity	41,136	45,075	43,467	12	31,263	8,556	8,250	1,040	1	(c)	5	5

(c)	Service Shares of the Strategic International Equity Fund were liquidated as of March 13, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Concentrated International Equity Fund
	For the
	Six Months Ended		For the Period	For the Fiscal
	April 30, 2009		September 1, 2008 to	Year Ended
	(Unaudited)		October 31, 2008(a)	August 31, 2008

From operations:

Net investment income	$2,210,919		$41,095	$10,651,115
Net realized gain (loss) from investment, futures and foreign currency related transactions	(107,266,244)		(73,082,738)	19,711,101
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	90,624,515		(57,287,904)	(130,589,625)

Net increase (decrease) in net assets resulting from operations	(14,430,810)		(130,329,547)	(100,227,409)

Distributions to shareholders:

From net investment income
Class A Shares	(9,797,017)		—	(4,532,961)
Class B Shares	(134,774)		—	(12,304)
Class C Shares	(687,439)		—	(137,971)
Institutional Shares	(2,347,731)		—	(1,908,650)
Service Shares	(29,316)		—	(7,167)
Class IR Shares(c)	—		—	—
Class R Shares(c)	—		—	—
From net realized gains
Class A Shares	—		—	—
Class B Shares	—		—	—
Class C Shares	—		—	—
Institutional Shares	—		—	—
Service Shares	—		—	—
Class IR Shares(c)	—		—	—
Class R Shares(c)	—		—	—

Total distributions to shareholders	(12,996,277)		—	(6,599,053)

From capital transactions:

Proceeds from sales of shares	18,411,255		4,497,301	101,479,296
Reinvestments of distributions	11,754,026		—	5,555,976
Cost of shares redeemed	(68,010,807	)(d)	(61,054,270)	(137,359,009	)(e)

Net increase (decrease) in net assets resulting from share transactions	(37,845,526)		(56,556,969)	(30,323,737)

Increase from regulatory settlements	2,541,801		4,517	2,195,351

Net increase (decrease) in net assets resulting from capital transactions	(35,303,725)		(56,552,452)	(28,128,386)

TOTAL INCREASE (DECREASE)	(62,730,812)		(186,881,999)	(134,954,848)

Net assets:

Beginning of period	246,531,952		433,413,951	568,368,799

End of period	$183,801,140		$246,531,952	$433,413,951

Accumulated undistributed net investment income	$2,217,216		$13,002,574	$12,982,721

(a)	The Fund changed its fiscal year end from August 31 to October 31.

(b)	Service Shares of the Strategic International Equity Fund were liquidated as of March 13, 2009.

(c)	Commenced operations on November 30, 2007.

(d)	Net of $2,204, $680 and $6,874 in redemption fees remitted to the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

(e)	Net of $2,168 and $1,546 in redemption fees remitted to the Concentrated International Equity and International Small Cap Funds, respectively.
(f)	Net of $9,291 in redemption fees remitted to the Strategic International Equity Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund					Strategic International Equity Fund
For the					For the
Six Months Ended		For the Period	For the Fiscal		Six Months Ended		For the Fiscal
April 30, 2009		September 1, 2008 to	Year Ended		April 30, 2009		Year Ended
(Unaudited)		October 31, 2008(a)	August 31, 2008		(Unaudited)		October 31, 2008

$285,895		$151,688	$1,669,269		$525,718		$2,374,507
(22,841,492)		(17,814,908)	1,306,069		(29,082,526)		(40,869,633)
25,690,308		(19,164,579)	(44,876,614)		25,226,946		(43,244,360)

3,134,711		(36,827,799)	(41,901,276)		(3,329,862)		(81,739,486)

(1,170,806)		—	(2,052,458)		(1,613,398)		—
(35,554)		—	(71,432)		(360,687)		—
(88,580)		—	(123,143)		(323,444)		—
(1,960,365)		—	(2,920,356)		(293,328)		—
(17,655)		—	(30,976)		(226	)(b)	—
—		—	—		(247)		—
—		—	—		(208)		—

—		—	—		—		(34,487,419)
—		—	—		—		(11,387,460)
—		—	—		—		(12,618,780)
—		—	—		—		(9,680,388)
—		—	—		—		(3,819)
—		—	—		—		(3,628)
—		—	—		—		(3,628)

(3,272,960)		—	(5,198,365)		(2,591,538)		(68,185,122)

18,847,540		3,567,912	57,656,766		10,134,125		47,598,522
3,037,684		—	4,423,153		2,306,759		61,745,668
(11,628,051	)(d)	(14,533,119)	(132,484,320	)(e)	(14,980,873	)(d)	(90,657,323	)(f)

10,257,173		(10,965,207)	(70,404,401)		(2,539,989)		18,686,867

3,536		—	80,790		102,665		206,450

10,260,709		(10,965,207)	(70,323,611)		(2,437,324)		18,893,317

10,122,460		(47,793,006)	(117,423,252)		(8,358,724)		(131,031,291)

53,749,543		101,542,549	218,965,801		64,983,870		196,015,161

$63,872,003		$53,749,543	$101,542,549		$56,625,146		$64,983,870

$297,636		$3,284,701	$1,224,411		$262,177		$2,327,997

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
April 30, 2009 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Concentrated International Equity and International Small Cap	A, B, C, Institutional and Service	Diversified

Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. As of March 13, 2009, the Service Shares of the Strategic International Equity Fund were liquidated. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.
Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is each Fund’s policy to accrue for estimated capital gains taxes, if any, on securities held by the Funds, which are subject to such taxes.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Concentrated International Equity, International Small Cap and Strategic International Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GAAP establishes financial statement accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return. GSAMI has reviewed the tax positions for the Funds for the open tax years (tax years ended August 31, 2006-8 and October 31, 2008) and determined that they did not have a material impact on the Funds’ financial statements.

E. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included with the net realized and unrealized gain (loss) on investments. The effect of changes in foreign currency exchange rates on fixed income securities are segregated in the Statements of Operations from the effects of changes in market prices of those investments, and are included with the net realized and unrealized gain (loss) on foreign currency related transactions. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

F. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

G. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended April 30, 2009, contractual management fees with GSAMI were at the following rates:

	Contractual Management Rate
	First	Next	Next	Next	Over	Effective
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10

Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25%	0.25%	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

Goldman Sachs may retain a portion of the Class A front end sales load and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2009, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Concentrated International Equity	$2,400	$—	$900

International Small Cap	400	—	—	*

Strategic International Equity	1,900	—	—

*	Amount rounds to less than $100.

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of the Concentrated International Equity and International Small Cap Funds, has adopted a Service Plan and a Shareholder Administration Plan for Service

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

3. AGREEMENTS (continued)

Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior period expense reimbursements, if any. The Other Expenses limitations for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds as an annual percentage rate of average daily net assets are 0.104%, 0.064% and 0.164%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses.
For the six months ended April 30, 2009, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

	Other			Total
	Expense	Transfer		Expense
Fund	Reimbursement	Agent Fee Credit		Reductions

Concentrated International Equity	$105	$—	*	$105

International Small Cap	140	—	*	140

Strategic International Equity	190	3		193

*	Amount rounds to less than $1,000.

As of April 30, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Fund	Fees	Fees	Agent Fees	Total

Concentrated International Equity	$147	$44	$25	$216

International Small Cap	52	7	4	63

Strategic International Equity	38	20	8	66

F. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2009, the Funds did not have any borrowings under the facility. Effective May 12, 2009, the facility decreased to $660,000,000.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

	Concentrated		International
	International Equity		Small Cap	Strategic International Equity
	Investments in		Investments in	Investments in
	Securities	Derivatives-	Securities	Securities	Derivatives-
Level	Long-Assets	Assets(a)	Long-Assets	Long-Assets	Assets(a)

Level 1	$14,666,027	$274,174	$11,400,758	$4,913,916	$130,462
Level 2(b)	187,783,334	—	60,400,416	55,296,330	—
Level 3	—	—	—	—	—

Total	$202,449,361	$274,174	$71,801,174	$60,210,246	$130,462

(a)	Derivatives may include open forward foreign currency contracts, futures contracts, swap contracts and written options.

(b)	To adjust for the time difference between local market close and the calculation of the net asset value, the Funds may utilize fair value model prices for international equities provided by an independent service resulting in a Level 2 classification.

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhanced Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

5. SECURITIES LENDING (continued)

investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2009, are reported under Investment Income on the Statements of Operations.
The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the six months ended April 30, 2009:

	Earnings of GSAL	Amounts Received
	Relating to	by the Funds	Amounts Payable to
	Securities	from Lending to	Goldman Sachs
	Loaned for the	Goldman Sachs for	Upon Return of
	Six Months Ended	the Six Months Ended	Securities Loaned as
Fund	April 30, 2009	April 30, 2009	of April 30, 2009

Concentrated International Equity	$11,382	$10,748	$4,645,050

International Small Cap	1,460	4,111	1,360,750

Strategic International Equity	2,834	7,162	858,800

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the six months ended April 30, 2009 (in thousands):

	Number of Shares
	Held Beginning of	Shares	Shares	Number of Shares	Value at End of
Fund	Period	Bought	Sold	Held End of Period	Period

Concentrated International Equity	1,893	98,321	(76,841)	23,373	$23,163

International Small Cap	618	6,908	(5,217)	2,309	2,289

Strategic International Equity	—	23,144	(17,655)	5,489	5,439

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2009, were as follows:

		Sales and
Fund	Purchases	Maturities

Concentrated International Equity	$117,422,009	$169,966,943

International Small Cap	39,923,820	32,900,902

Strategic International Equity	41,551,476	46,769,432

For the six months ended April 30, 2009, Goldman Sachs earned approximately $4,500 and $1,300 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of the Concentrated International Equity and Strategic International Equity Funds, respectively.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal period end, October 31, 2008, the Funds’ capital loss carryforwards on a tax basis were as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Capital loss carryforward[1]
Expiring 2009	$(3,480,014)	$(24,352,289)	$—
Expiring 2010	(265,232,801)	(51,047,001)	—
Expiring 2011	(69,572,929)	—	—
Expiring 2016	(112,531,656)	(29,417,166)	(36,073,466)

Total capital loss carryforward	$(450,817,400)	$(104,816,456)	$(36,073,466)

[1]	Expiration occurs on October 31 of the year indicated. Due to a fund merger, utilization of the Concentrated International Equity Fund’s losses may be substantially limited under the Code.

At April 30, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. Federal income tax purposes were as follows:

	Concentrated		Strategic
	International	International	International
	Equity	Small Cap	Equity

Tax cost	$237,889,896	$83,867,499	$70,466,967

Gross unrealized gain	9,809,666	3,376,101	3,339,208
Gross unrealized loss	(45,250,201)	(15,442,426)	(13,595,929)

Net unrealized security loss	$(35,440,535)	$(12,066,325)	$(10,256,721)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership investments as of the most recent fiscal year end.

8. OTHER RISKS

Funds’ Shareholder Concentration — Certain Goldman Sachs Fund of Funds Portfolios and the Goldman Sachs Profit Sharing Trust may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios and/or the Profit Sharing Trust experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. As of April 30, 2009, the Goldman Sachs Satellite Strategies Portfolio was a beneficial owner of approximately 49% of the outstanding shares of the International Small Cap Fund.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

8. OTHER RISKS (continued)

government ownership controls, have delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

9. OTHER MATTERS

Regulatory Settlements — As of April 30, 2009, the Concentrated International Equity, International Small Cap and Strategic International Equity Funds were entitled to receive payments of $4,738,237, $84,326 and $105,680, respectively, relating to certain regulatory settlements that the Funds had participated in during the periods ended August 31, 2008, October 31, 2008 and April 30, 2009. The payments have been included as an increase to Capital Transactions on the Statements of Changes in Net Assets.

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for the first interim or annual period beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. GSAMI does not believe the adoption of FAS 161 will impact the amounts reported in the financial statements; however, additional disclosures will be required.
In April 2009, the FASB issued a new FASB Staff Position FSP FAS 157-4, which amends FAS 157 and is effective for interim and annual periods ending after June 15, 2009. FSP FAS 157-4 provides additional guidance when the volume and level of activity for the asset or liability measured at fair value has significantly decreased. Additionally, FSP FAS 157-4 expands disclosure by reporting entities with respect to categories of assets and liabilities carried at fair value. GSAMI believes applying the provisions of FSP FAS 157-4 will not have a material impact on the Funds’ financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated International Equity Fund
	For the Six Months Ended
	April 30, 2009		For the Period September 1, 2008		For the Fiscal Year Ended
	(Unaudited)		to October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	835,470	$9,844,096	224,448	$3,303,430	2,810,377	$63,009,791
Reinvestment of distributions	737,789	8,897,733	—	—	166,132	4,219,551
Shares converted from Class B(b)	10,483	118,003	15,259	263,221	89,194	2,070,155
Shares redeemed	(3,781,920)	(44,574,543)	(1,348,798)	(20,219,734)	(4,409,840)	(100,276,578)

	(2,198,178)	(25,714,711)	(1,109,091)	(16,653,083)	(1,344,137)	(30,977,081)

Class B Shares
Shares sold	9,783	108,661	2,872	41,622	36,791	838,101
Reinvestment of distributions	10,562	125,579	—	—	454	11,209
Shares converted to Class A(b)	(10,649)	(118,003)	(15,800)	(263,221)	(92,334)	(2,070,155)
Shares redeemed	(62,049)	(693,393)	(39,832)	(600,711)	(142,839)	(3,165,218)

	(52,353)	(577,156)	(52,760)	(822,310)	(197,928)	(4,386,063)

Class C Shares
Shares sold	225,985	2,468,281	58,889	866,619	349,491	7,518,401
Reinvestment of distributions	54,651	625,757	—	—	5,214	125,441
Shares redeemed	(244,749)	(2,635,989)	(100,072)	(1,447,471)	(469,032)	(10,205,106)

	35,887	458,049	(41,183)	(580,852)	(114,327)	(2,561,264)

Institutional Shares
Shares sold	466,643	5,901,086	15,438	255,776	1,295,589	29,910,471
Reinvestment of distributions	170,389	2,092,373	—	—	46,123	1,196,388
Shares redeemed	(1,723,488)	(19,903,329)	(2,385,261)	(38,760,919)	(994,721)	(23,034,975)

	(1,086,456)	(11,909,870)	(2,369,823)	(38,505,143)	346,991	8,071,884

Service Shares
Shares sold	7,639	89,131	1,791	29,854	8,835	202,532
Reinvestment of distributions	1,035	12,584	—	—	132	3,387
Shares redeemed	(18,305)	(203,553)	(1,425)	(25,435)	(27,699)	(677,132)

	(9,631)	(101,838)	366	4,419	(18,732)	(471,213)

NET DECREASE	(3,310,731)	$(37,845,526)	(3,572,491)	$(56,556,969)	(1,328,133)	$(30,323,737)

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2009 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund
	For the Six Months Ended
	April 30, 2009		For the Period September 1, 2008		For the Fiscal Year Ended
	(Unaudited)		to October 31, 2008(a)		August 31, 2008

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	222,608	$1,937,662	65,658	$798,466	456,266	$8,775,179
Reinvestment of distributions	124,435	1,088,809	—	—	91,506	1,894,931
Shares converted from Class B(b)	3,055	25,038	2,001	27,231	19,882	380,636
Shares redeemed	(818,373)	(7,184,141)	(363,297)	(4,258,515)	(2,966,387)	(56,480,785)

	(468,275)	(4,132,632)	(295,638)	(3,432,818)	(2,398,733)	(45,430,039)

Class B Shares
Shares sold	6,208	53,304	704	7,631	14,637	286,140
Reinvestment of distributions	3,722	32,049	—	—	3,268	65,320
Shares converted to Class A(b)	(3,107)	(25,038)	(2,079)	(27,231)	(20,630)	(380,636)
Shares redeemed	(25,068)	(211,276)	(17,140)	(188,898)	(94,337)	(1,644,937)

	(18,245)	(150,961)	(18,515)	(208,498)	(97,062)	(1,674,113)

Class C Shares
Shares sold	3,066	25,949	3,926	39,858	19,622	378,080
Reinvestment of distributions	8,772	74,563	—	—	5,283	104,912
Shares redeemed	(88,936)	(716,852)	(27,098)	(308,165)	(182,748)	(3,398,644)

	(77,098)	(616,340)	(23,172)	(268,307)	(157,843)	(2,915,652)

Institutional Shares
Shares sold	1,891,145	16,794,163	198,648	2,706,056	2,504,573	47,993,331
Reinvestment of distributions	203,979	1,827,650	—	—	108,679	2,331,025
Shares redeemed	(388,996)	(3,478,735)	(825,248)	(9,774,370)	(3,592,673)	(70,239,994)

	1,706,128	15,143,078	(626,600)	(7,068,314)	(979,421)	(19,915,638)

Service Shares
Shares sold	4,251	36,462	1,525	15,901	11,441	224,036
Reinvestment of distributions	1,679	14,613	—	—	1,309	26,965
Shares redeemed	(4,252)	(37,047)	(287)	(3,171)	(40,416)	(719,960)

	1,678	14,028	1,238	12,730	(27,666)	(468,959)

NET INCREASE (DECREASE)	1,144,188	$10,257,173	(962,687)	$(10,965,207)	(3,660,725)	$(70,404,401)

(a)	The Fund changed its fiscal year end from August 31 to October 31.
(b)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Six Months Ended
	April 30, 2009		For the Fiscal Year Ended
	(Unaudited)		October 31, 2008

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	987,116	$8,135,822	1,596,386	$24,385,367
Reinvestment of distributions	170,907	1,421,942	1,841,317	32,259,048
Shares converted from Class B(a)	66,120	506,906	123,814	1,948,551
Shares redeemed	(1,316,628)	(10,485,675)	(2,966,264)	(44,755,410)

	(92,485)	(421,005)	595,253	13,837,556

Class B Shares
Shares sold	68,470	494,700	187,253	2,700,643
Reinvestment of distributions	45,318	340,328	666,486	10,543,535
Shares converted to Class A(a)	(73,298)	(506,906)	(136,967)	(1,948,551)
Shares redeemed	(204,434)	(1,444,915)	(609,685)	(8,446,736)

	(163,944)	(1,116,793)	107,087	2,848,891

Class C Shares
Shares sold	62,021	456,856	288,602	4,461,727
Reinvestment of distributions	35,937	273,480	630,428	10,080,274
Shares redeemed	(279,519)	(2,029,122)	(951,709)	(13,253,717)

	(181,561)	(1,298,786)	(32,679)	1,288,284

Institutional Shares
Shares sold	117,821	1,046,701	984,302	16,030,783
Reinvestment of distributions	31,215	270,328	485,039	8,851,736
Shares redeemed	(121,289)	(1,016,465)	(1,845,923)	(24,201,460)

	27,747	300,564	(376,582)	681,059

Service Shares(b)
Shares sold	—	—	—	2
Reinvestment of distributions	26	226	210	3,819
Shares redeemed	(628)	(4,659)	—	—

	(602)	(4,433)	210	3,821

Class IR Shares(c)
Shares sold	3	23	372	10,000
Reinvestment of distributions	30	247	207	3,628
Shares redeemed	(3)	(23)	—	—

	30	247	579	13,628

Class R Shares(c)
Shares sold	3	23	372	10,000
Reinvestment of distributions	25	208	207	3,628
Shares redeemed	(2)	(14)	—	—

	26	217	579	13,628

NET INCREASE (DECREASE)	(410,789)	$(2,539,989)	294,447	$18,686,867

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Service Shares of the Strategic International Equity Fund were liquidated as of March 13, 2009.
(c)	Commencement of operations was November 30, 2007.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net	Increase from
	beginning	investment		and unrealized	investment	investment	regulatory
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	settlements

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$13.18	$0.13		$(0.75)	$(0.62)	$(0.75)	$0.15
2009 - B	12.72	0.09		(0.74)	(0.65)	(0.47)	0.15
2009 - C	12.40	0.09		(0.72)	(0.63)	(0.61)	0.15
2009 - Institutional	13.50	0.15		(0.75)	(0.60)	(0.86)	0.15
2009 - Service	13.28	0.12		(0.75)	(0.63)	(0.75)	0.15

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	19.40	—	(d)	(6.22)	(6.22)	—	—
2008 - B	18.75	(0.02)		(6.01)	(6.03)	—	—
2008 - C	18.28	(0.02)		(5.86)	(5.88)	—	—
2008 - Institutional	19.87	0.01		(6.38)	(6.37)	—	—
2008 - Service	19.55	—	(d)	(6.27)	(6.27)	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	24.04	0.44	(f)	(4.89)	(4.45)	(0.28)	0.09
2008 - B	23.19	0.21	(f)	(4.71)	(4.50)	(0.03)	0.09
2008 - C	22.68	0.26	(f)	(4.63)	(4.37)	(0.12)	0.09
2008 - Institutional	24.61	0.58	(f)	(5.03)	(4.45)	(0.38)	0.09
2008 - Service	24.17	0.41	(f)	(4.93)	(4.52)	(0.19)	0.09

2007 - A	21.05	0.24		2.91	3.15	(0.16)	—
2007 - B	20.32	0.05		2.82	2.87	—	—
2007 - C	19.90	0.10		2.71	2.81	(0.03)	—
2007 - Institutional	21.53	0.34		2.97	3.31	(0.23)	—
2007 - Service	21.19	0.20		2.95	3.15	(0.17)	—

2006 - A	17.78	0.23		3.19	3.42	(0.15)	—
2006 - B	17.16	0.05		3.11	3.16	—	—
2006 - C	16.84	0.07		3.03	3.10	(0.04)	—
2006 - Institutional	18.19	0.31		3.25	3.56	(0.22)	—
2006 - Service	17.91	0.27		3.13	3.40	(0.12)	—

2005 - A	14.73	0.09		3.30	3.39	(0.34)	—
2005 - B	14.26	(0.04)		3.20	3.16	(0.26)	—
2005 - C	14.03	(0.03)		3.13	3.10	(0.29)	—
2005 - Institutional	15.05	0.14		3.41	3.55	(0.41)	—
2005 - Service	14.82	0.06		3.34	3.40	(0.31)	—

2004 - A	13.41	0.03		1.95	1.98	(0.66)	—
2004 - B	13.02	(0.06)		1.90	1.84	(0.60)	—
2004 - C	12.83	(0.05)		1.86	1.81	(0.61)	—
2004 - Institutional	13.70	0.09		2.01	2.10	(0.75)	—
2004 - Service	13.38	0.02		1.96	1.98	(0.54)	—

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service

For the Six Months Ended April 30, 2009	(4.93)%	(5.34)%	(5.22)%	(5.11)%	(5.28)%
For the Fiscal Year Ended August 31, 2008	(18.88)	(19.52)	(19.48)	(18.54)	(18.97)

(d)	Amount is less than $0.005 per share.
(e)	Annualized.
(f)	Includes income recognized from a corporate action which amounted to $0.23 per share and 0.98% of average net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$11.96	(3.58	)%(c)	$143,810	1.54	%(e)	2.30	%(e)	1.65	%(e)	2.19	%(e)	61%
11.75	(3.94	)(c)	2,790	2.29	(e)	1.50	(e)	2.40	(e)	1.39	(e)	61
11.31	(3.97	)(c)	13,233	2.29	(e)	1.57	(e)	2.40	(e)	1.46	(e)	61
12.19	(3.44	)(c)	23,615	1.14	(e)	2.47	(e)	1.25	(e)	2.36	(e)	61
12.05	(3.64	)(c)	354	1.64	(e)	2.15	(e)	1.75	(e)	2.04	(e)	61

13.18	(32.11)		187,435	1.54	(e)	0.02	(e)	1.72	(e)	(0.16	)(e)	21
12.72	(32.16)		3,686	2.29	(e)	(0.74	)(e)	2.47	(e)	(0.92	)(e)	21
12.40	(32.17)		14,057	2.29	(e)	(0.74	)(e)	2.47	(e)	(0.92	)(e)	21
13.50	(32.06)		40,837	1.14	(e)	0.54	(e)	1.32	(e)	0.36	(e)	21
13.28	(32.12)		518	1.64	(e)	(0.09	)(e)	1.82	(e)	(0.27	)(e)	21

19.40	(18.37	)(c)	297,558	1.54		1.92	(f)	1.55		1.91	(f)	178
18.75	(19.01	)(c)	6,424	2.29		0.96	(f)	2.30		0.95	(f)	178
18.28	(18.97	)(c)	21,480	2.29		1.18	(f)	2.30		1.17	(f)	178
19.87	(18.03	)(c)	107,197	1.14		2.46	(f)	1.15		2.45	(f)	178
19.55	(18.46	)(c)	755	1.64		1.79	(f)	1.65		1.78	(f)	178

24.04	15.03		400,976	1.55		1.02		1.55		1.02		97
23.19	14.12		12,534	2.30		0.22		2.30		0.22		97
22.68	14.12		29,244	2.30		0.43		2.30		0.43		97
24.61	15.45		124,229	1.15		1.40		1.15		1.40		97
24.17	14.90		1,386	1.65		0.84		1.65		0.84		97

21.05	19.26		390,054	1.54		1.15		1.58		1.11		59
20.32	18.41		14,576	2.29		0.24		2.33		0.20		59
19.90	18.44		22,982	2.29		0.40		2.33		0.36		59
21.53	19.72		99,325	1.14		1.54		1.18		1.50		59
21.19	19.10		1,301	1.64		1.37		1.68		1.33		59

17.78	23.26		308,447	1.54		0.53		1.60		0.47		49
17.16	22.36		16,554	2.29		(0.27)		2.35		(0.33)		49
16.84	22.31		17,770	2.29		(0.21)		2.35		(0.27)		49
18.19	23.84		62,486	1.14		0.83		1.20		0.77		49
17.91	23.17		426	1.64		0.39		1.70		0.33		49

14.73	14.88		301,190	1.74		0.17		1.81		0.10		78
14.26	14.23		23,515	2.29		(0.39)		2.36		(0.46)		78
14.03	14.26		15,643	2.29		(0.36)		2.36		(0.43)		78
15.05	15.53		72,823	1.14		0.63		1.21		0.56		78
14.82	14.90		542	1.64		0.12		1.71		0.05		78

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions
	Net asset					to shareholders
	value,	Net		Net realized	Total from	from net
	beginning	investment		and unrealized	investment	investment
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$9.48	$0.04		$0.38	$0.42	$(0.56)
2009 - B	9.12	—	(c)	0.39	0.39	(0.33)
2009 - C	9.06	—	(c)	0.38	0.38	(0.39)
2009 - Institutional	9.82	0.07		0.39	0.46	(0.70)
2009 - Service	9.42	0.04		0.38	0.42	(0.55)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	15.26	0.02		(5.80)	(5.78)	—
2008 - B	14.70	—	(c)	(5.58)	(5.58)	—
2008 - C	14.60	—	(c)	(5.54)	(5.54)	—
2008 - Institutional	15.81	0.03		(6.02)	(5.99)	—
2008 - Service	15.18	0.02		(5.78)	(5.76)	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	21.18	0.16	(e)	(5.57)	(5.41)	(0.51)
2008 - B	20.41	0.03	(e)	(5.39)	(5.36)	(0.35)
2008 - C	20.27	0.03	(e)	(5.35)	(5.32)	(0.35)
2008 - Institutional	21.94	0.28	(e)	(5.78)	(5.50)	(0.63)
2008 - Service	21.10	0.16	(e)	(5.54)	(5.38)	(0.54)

2007 - A	18.16	—	(c)	3.21	3.21	(0.19)
2007 - B	17.47	(0.15)		3.09	2.94	—
2007 - C	17.40	(0.15)		3.08	2.93	(0.06)
2007 - Institutional	18.79	0.08		3.33	3.41	(0.26)
2007 - Service	18.13	(0.01)		3.18	3.17	(0.20)

2006 - A	15.83	0.02		2.41	2.43	(0.10)
2006 - B	15.25	(0.13)		2.35	2.22	—
2006 - C	15.19	(0.11)		2.32	2.21	—
2006 - Institutional	16.35	0.09		2.48	2.57	(0.13)
2006 - Service	15.80	0.02		2.39	2.41	(0.08)

2005 - A	12.00	0.03		3.88	3.91	(0.08)
2005 - B	11.65	(0.09)		3.76	3.67	(0.07)
2005 - C	11.64	(0.09)		3.75	3.66	(0.11)
2005 - Institutional	12.43	0.08		4.02	4.10	(0.18)
2005 - Service	12.06	0.01		3.89	3.90	(0.16)

2004 - A	9.22	0.08		2.71	2.79	(0.01)
2004 - B	8.99	0.02		2.65	2.67	(0.01)
2004 - C	8.98	(0.01)		2.67	2.66	—
2004 - Institutional	9.55	0.13		2.83	2.96	(0.08)
2004 - Service	9.29	0.09		2.73	2.82	(0.05)

*	The Fund changed its fiscal year end from August 31 to October 31.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.41% of average net assets.
(f)	Total return reflects the impact of payments for class action settlements, amounting to $0.01 per share, received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been (26.18)%, (26.77)%, (26.73)%, (25.89)% and (26.24)%, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

								Ratios assuming no
								expense reductions
						Ratio of				Ratio of
			Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset			end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		to average		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$9.34	4.99%		$16,960	1.60	%(d)	0.85	%(d)	2.18	%(d)	0.27	%(d)	66%
9.18	4.56		825	2.35	(d)	0.04	(d)	2.93	(d)	(0.54	)(d)	66
9.05	4.58		1,541	2.35	(d)	(0.02	)(d)	2.93	(d)	(0.60	)(d)	66
9.58	5.25		44,240	1.20	(d)	1.49	(d)	1.78	(d)	0.91	(d)	66
9.29	5.00		305	1.70	(d)	0.82	(d)	2.28	(d)	0.24	(d)	66

9.48	(37.88)		21,650	1.60	(d)	0.99	(d)	2.39	(d)	0.20	(d)	24
9.12	(37.92)		986	2.35	(d)	0.23	(d)	3.14	(d)	(0.56	)(d)	24
9.06	(37.95)		2,239	2.35	(d)	0.22	(d)	3.14	(d)	(0.57	)(d)	24
9.82	(37.85)		28,581	1.20	(d)	1.43	(d)	1.99	(d)	0.64	(d)	24
9.42	(37.90)		294	1.70	(d)	0.87	(d)	2.49	(d)	0.08	(d)	24

15.26	(26.10	)(f)	39,376	1.64		0.85	(e)	1.78		0.71	(e)	117
14.70	(26.69	)(f)	1,862	2.39		0.14	(e)	2.53		0.00	(e)	117
14.60	(26.65	)(f)	3,950	2.39		0.18	(e)	2.53		0.04	(e)	117
15.81	(25.81	)(f)	55,901	1.24		1.42	(e)	1.38		1.28	(e)	117
15.18	(26.16	)(f)	454	1.74		0.84	(e)	1.88		0.70	(e)	117

21.18	17.73		105,435	1.65		(0.01)		1.77		(0.13)		88
20.41	16.83		4,566	2.40		(0.74)		2.52		(0.86)		88
20.27	16.85		8,681	2.40		(0.77)		2.52		(0.89)		88
21.94	18.23		99,069	1.25		0.39		1.37		0.27		88
21.10	17.56		1,215	1.75		(0.06)		1.87		(0.18)		88

18.16	15.39		98,861	1.64		0.10		1.79		(0.05)		60
17.47	14.56		4,615	2.39		(0.73)		2.54		(0.88)		60
17.40	14.55		8,314	2.39		(0.66)		2.54		(0.81)		60
18.79	15.79		92,505	1.24		0.48		1.39		0.33		60
18.13	15.29		750	1.74		0.10		1.89		(0.05)		60

15.83	32.70		64,169	1.64		0.17		1.95		(0.14)		67
15.25	31.63		4,885	2.39		(0.64)		2.70		(0.95)		67
15.19	31.65		8,445	2.39		(0.63)		2.70		(0.94)		67
16.35	33.27		66,670	1.24		0.52		1.55		0.21		67
15.80	32.54		217	1.74		0.06		2.05		(0.25)		67

12.00	30.33		24,420	1.85		0.70		2.43		0.12		99
11.65	29.66		3,362	2.39		0.17		2.97		(0.41)		99
11.64	29.62		5,918	2.39		(0.05)		2.97		(0.63)		99
12.43	31.07		37,898	1.24		1.12		1.82		0.54		99
12.06	30.38		213	1.74		0.73		2.32		0.15		99

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net		Increase from
	beginning	Investment	and unrealized	Investment	investment	realized	Total	regulatory
Year - Share Class	of period	Income (loss)(a)	gain (loss)	operations	income	gains	distributions	settlements

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2009 - A	$9.01	$0.08	$(0.45)	$(0.37)	$(0.38)	$—	$(0.38)	$0.01
2009 - B	8.08	0.05	(0.41)	(0.36)	(0.28)	—	(0.28)	0.01
2009 - C	8.17	0.05	(0.41)	(0.36)	(0.27)	—	(0.27)	0.01
2009 - Institutional	9.42	0.10	(0.46)	(0.36)	(0.44)	—	(0.44)	0.01
2009 - IR	9.03	0.09	(0.44)	(0.35)	(0.43)	—	(0.43)	0.01
2009 - R	8.99	0.07	(0.45)	(0.38)	(0.36)	—	(0.36)	0.01

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2008 - A	27.90	0.28 (e)	(9.45)	(9.17)	—	(9.74)	(9.74)	0.02
2008 - B	26.18	0.15 (e)	(8.53)	(8.38)	—	(9.74)	(9.74)	0.02
2008 - C	26.35	0.14 (e)	(8.60)	(8.46)	—	(9.74)	(9.74)	0.02
2008 - Institutional	28.64	0.40 (e)	(9.90)	(9.50)	—	(9.74)	(9.74)	0.02
2008 - IR (commenced November 30, 2007)	26.87	0.29 (e)	(8.41)	(8.12)	—	(9.74)	(9.74)	0.02
2008 - R (commenced November 30, 2007)	26.87	0.23 (e)	(8.39)	(8.16)	—	(9.74)	(9.74)	0.02

2007 - A	18.93	(0.02)	8.99	8.97	—	—	—	—
2007 - B	17.88	(0.15)	8.45	8.30	—	—	—	—
2007 - C	17.99	(0.15)	8.51	8.36	—	—	—	—
2007 - Institutional	19.34	0.06	9.24	9.30	—	—	—	—

2006 - A	15.24	(0.01)	3.77	3.76	(0.07)	—	(0.07)	—
2006 - B	14.40	(0.10)	3.58	3.48	—	—	—	—
2006 - C	14.50	(0.10)	3.59	3.49	—	—	—	—
2006 - Institutional	15.56	0.09	3.83	3.92	(0.14)	—	(0.14)	—

2005 - A	12.86	0.04	2.36	2.40	(0.02)	—	(0.02)	—
2005 - B	12.23	(0.04)	2.23	2.19	(0.02)	—	(0.02)	—
2005 - C	12.31	(0.04)	2.25	2.21	(0.02)	—	(0.02)	—
2005 - Institutional	13.08	0.10	2.40	2.50	(0.02)	—	(0.02)	—

FOR THE FISCAL PERIOD ENDED OCTOBER 31,

2004 - A	13.39	0.01	(0.54)	(0.53)	—	—	—	—
2004 - B	12.78	(0.05)	(0.50)	(0.55)	—	—	—	—
2004 - C	12.88	(0.05)	(0.52)	(0.57)	—	—	—	—
2004 - Institutional	13.56	0.06	(0.54)	(0.48)	—	—	—	—

FOR THE FISCAL YEAR ENDED DECEMBER 31,

2003 - A	10.30	0.01	3.08 (f)	3.09	—	—	—	—
2003 - B	9.89	(0.05)	2.94 (f)	2.89	—	—	—	—
2003 - C	9.97	(0.05)	2.96 (f)	2.91	—	—	—	—
2003 - Institutional	10.39	0.06	3.11 (f)	3.17	—	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the period and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Class IR	Class R

For the Six Months Ended April 30, 2009	(4.16)%	(4.44)%	(4.56)%	(3.93)%	(4.00)%	(4.33)%
For the Fiscal Year Ended October 31, 2008	(49.92)	(50.39)	(50.31)	(50.09)	(46.73)	(46.97)

(d)	Annualized.
(e)	Includes income recognized from a corporate action which amounted to $0.08 per share and 0.56% of average net assets.

(f)	Includes redemption fees of $0.04, $0.07, $0.07 and $0.07 for Class A, Class B, Class C and Institutional Shares, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

												Ratios assuming no
												expense reductions
										Ratio of
						Ratio of		Ratio of		net investment				Ratio of
			Net assets,	Ratio of		net expenses		net investment		income (loss)		Ratio of		net investment
Net asset			end of	net expenses		(not including		income (loss)		(not including		total expenses		income (loss)		Portfolio
value, end	Total		period	to average		fees paid		to average		fees paid		to average		to average		turnover
of period	return(b)		(in 000s)	net assets		indirectly)		net assets		indirectly)		net assets		net assets		rate

$8.27	(3.98	)%(c)	$34,291	1.45	%(d)	1.45	%(d)	2.09	%(d)	2.09	%(d)	2.12	%(d)	1.42	%(d)	75%
7.45	(4.25	)(c)	8,643	2.20	(d)	2.20	(d)	1.32	(d)	1.32	(d)	2.87	(d)	0.65	(d)	75
7.55	(4.37	)(c)	8,406	2.20	(d)	2.20	(d)	1.32	(d)	1.32	(d)	2.87	(d)	0.65	(d)	75
8.63	(3.75	)(c)	5,275	1.05	(d)	1.05	(d)	2.43	(d)	2.43	(d)	1.72	(d)	1.76	(d)	75
8.26	(3.83	)(c)	5	1.20	(d)	1.20	(d)	2.40	(d)	2.40	(d)	1.87	(d)	1.73	(d)	75
8.26	(4.16	)(c)	5	1.70	(d)	1.70	(d)	1.90	(d)	1.90	(d)	2.37	(d)	1.23	(d)	75

9.01	(49.64	)(c)	38,194	1.40		1.40		1.80	(e)	1.80	(e)	1.73		1.47	(e)	108
8.08	(50.09	)(c)	10,697	2.15		2.15		1.01	(e)	1.01	(e)	2.48		0.68	(e)	108
8.17	(50.00	)(c)	10,577	2.15		2.15		1.00	(e)	1.00	(e)	2.48		0.67	(e)	108
9.42	(49.45	)(c)	5,499	1.00		1.00		2.46	(e)	2.46	(e)	1.33		2.13	(e)	108
9.03	(47.70	)(c)	5	1.15	(d)	1.15	(d)	2.18	(d)(e)	2.18	(d)(e)	1.48	(d)	1.85	(d)(e)	108
8.99	(47.93	)(c)	5	1.65	(d)	1.65	(d)	1.68	(d)(e)	1.68	(d)(e)	1.98	(d)	1.35	(d)(e)	108

27.90	49.69		101,641	1.69		1.71		(0.09)		(0.11)		1.85		(0.25)		135
26.18	48.67		31,881	2.31		2.33		(0.69)		(0.71)		2.48		(0.86)		135
26.35	48.70		34,984	2.31		2.34		(0.72)		(0.74)		2.46		(0.87)		135
28.64	50.34		27,498	1.29		1.31		0.27		(0.25)		1.41		0.15		135

18.93	24.79		87,839	1.75		1.85		(0.04)		(0.15)		1.85		(0.15)		74
17.88	24.17		27,959	2.30		2.40		(0.56)		(0.70)		2.40		(0.72)		74
17.99	24.07		37,889	2.30		2.40		(0.58)		(0.68)		2.40		(0.68)		74
19.34	25.35		34,332	1.30		1.40		0.48		0.39		1.40		0.39		74

15.24	18.59		35,599	1.74		1.85		0.25		0.14		2.19		(0.20)		136
14.40	17.91		19,327	2.29		2.40		(0.30)		(0.41)		2.74		(0.75)		136
14.50	17.96		10,091	2.29		2.40		(0.30)		(0.41)		2.74		(0.75)		136
15.56	19.12		5,937	1.29		1.40		0.70		0.59		1.74		0.25		136

12.86	(3.96)		32,757	1.85	(d)	1.85	(d)	0.05	(d)	0.05	(d)	1.88	(d)	0.02	(d)	115
12.23	(4.30)		18,181	2.40	(d)	2.40	(d)	(0.45	)(d)	(0.45	)(d)	2.43	(d)	(0.48	)(d)	115
12.31	(4.43)		8,796	2.40	(d)	2.40	(d)	(0.45	)(d)	(0.45	)(d)	2.43	(d)	(0.48	)(d)	115
13.08	(3.54)		15,199	1.40	(d)	1.40	(d)	0.55	(d)	0.55	(d)	1.43	(d)	0.52	(d)	115

13.39	30.00		30,444	1.85		1.85		0.06		0.06		1.95		(0.04)		56
12.78	29.22		21,726	2.40		2.40		(0.49)		(0.49)		2.50		(0.59)		56
12.88	29.19		8,718	2.40		2.40		(0.51)		(0.51)		2.50		(0.61)		56
13.56	30.51		15,097	1.40		1.40		0.50		0.50		1.50		0.40		56

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended April 30, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 through April 30, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	11/1/08	4/30/09		4/30/09*	11/1/08	4/30/09		4/30/09*	11/1/08	4/30/09		4/30/09*
Class A
Actual	$1,000	$964.20		$7.55	$1,000	$1,049.90		$8.13	$1,000	$960.20		$7.05
Hypothetical 5% return	1,000	1,017.11	+	7.75	1,000	1,016.86	+	8.00	1,000	1,017.60	+	7.25

Class B
Actual	1,000	960.60		11.18	1,000	1,045.60		11.92	1,000	957.50		10.68
Hypothetical 5% return	1,000	1,013.39	+	11.48	1,000	1,013.14	+	11.73	1,000	1,013.88	+	10.99

Class C
Actual	1,000	960.30		11.18	1,000	1,045.80		11.97	1,000	956.30		10.67
Hypothetical 5% return	1,000	1,013.39	+	11.48	1,000	1,013.09	+	11.78	1,000	1,013.88	+	10.99

Institutional
Actual	1,000	965.60		5.60	1,000	1,052.50		6.11	1,000	962.50		5.01
Hypothetical 5% return	1,000	1,019.09	+	5.76	1,000	1,018.84	+	6.01	1,000	1,019.69	+	5.16

Service
Actual	1,000	963.60		8.03	1,000	1,050.00		8.64	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,016.61	+	8.25	1,000	1,016.36	+	8.50

Class IR
Actual									1,000	961.70		5.69
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.99	+	5.86

Class R
Actual									1,000	958.40		8.21
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.41	+	8.45

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal period. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R

Concentrated International Equity	1.54%	2.29%	2.29%	1.14%	1.64%	N/A	N/A
International Small Cap	1.60	2.35	2.35	1.20	1.70	N/A	N/A
Strategic International Equity	1.45	2.20	2.20	1.05	N/A	1.20%	1.70%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $713 billion in assets under management as of March 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund
Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper Fundsm
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2] ■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity
Portfolio
Retirement Strategies[2] International Equity
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets
Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2] ■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed
Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 32 Old Slip, 32nd Floor, New York, New York 10005

A prospectus for the Fund containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a fund’s objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Fund. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Fund.

Copyright 2009 Goldman, Sachs & Co.  All rights reserved.  23038.MF.TMPL EQINTSAR / 25.0K / 06-09

ITEM 2.	CODE OF ETHICS.

(a)	The information required by this Item is only required in an annual report on this Form N-CSR.

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Trust's Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant's Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	July 1, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	July 1, 2009